Exhibit 1.1

DRAFT

                             UNDERWRITING AGREEMENT

                               DATED o March, 2004

                          HOLMES FINANCING (NO. 8) PLC
                                       and
                               ABBEY NATIONAL PLC
                                       and
                             HOLMES FUNDING LIMITED
                                       and
                             HOLMES TRUSTEES LIMITED
                                       and
                              BARCLAYS CAPITAL INC.
                                       and
                              LEHMAN BROTHERS INC.
                                       and
                               UBS SECURITIES LLC
                                       and
                          CITIGROUP GLOBAL MARKETS INC.
                                      and
                         CREDIT SUISSE FIRST BOSTON LLC
                                      and
                         DEUTSCHE BANK SECURITIES INC.
                                      and
                          J.P. MORGAN SECURITIES INC.
                                      and
                       MORGAN STANLEY & CO. INCORPORATED

                    Relating to HOLMES FINANCING (NO. 8) PLC

      US$1,850,000,000 Floating Rate Series 1 Class A Eighth Issuer Notes
                                 due April 2005
 US$62,900,000 Floating Rate Series 1 Class B Eighth Issuer Notes due July 2040 US$107,300,000 Floating Rate Series 1 Class C Eighth Issuer Notes due July 2040
      US$1,500,000,000 Floating Rate Series 2 Class A Eighth Issuer Notes
                                 due April 2011
 US$51,000,000 Floating Rate Series 2 Class B Eighth Issuer Notes due July 2040 US$87,000,000 Floating Rate Series 2 Class C Eighth Issuer Notes due July 2040
US$500,000,000 Floating Rate Series 4 Class A2 Eighth Issuer Notes due July 2040

                                 ALLEN & OVERY
                                     London

                                    CONTENTS

Clause                                                                      Page

1.  Issue of the Eighth Issuer Notes...........................................6
2.  Stabilisation..............................................................7
3.  Agreements by the Underwriters.............................................7
4.  Listing...................................................................11
5.  Representations and Warranties of the Eighth Issuer.......................12
6.  Representations and Warranties of Funding and the Mortgages Trustee.......17
7.  Representations and Warranties of ANPLC...................................22
8.  Covenants of the Eighth Issuer, Funding, the Mortgages Trustee
      and ANPLC...............................................................24
9.  Conditions Precedent......................................................31
10. Closing...................................................................35
11. Commissions...............................................................35
12. Expenses..................................................................36
13. Indemnification...........................................................37
14. Termination...............................................................40
15. Survival of Representations and Obligations...............................41
16. Notices...................................................................42
17. Time......................................................................43
18. Governing Law and Jurisdiction............................................43
19. Counterparts..............................................................43
20. Authority of the Lead Managers............................................43

Signatories...................................................................44

THIS AGREEMENT is made on o March, 2004

BETWEEN:

(1) HOLMES FINANCING (NO. 8) PLC (registered number 4992222), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Eighth Issuer);

(2) ABBEY NATIONAL PLC (registered number 2294747), a public limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (ANPLC);

(3) HOLMES FUNDING LIMITED (registered number 3982428), a private limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (Funding);

(4) HOLMES TRUSTEES LIMITED (registered number 3982431), a private limited company incorporated under the laws of England and Wales, whose registered office is at Abbey National House, 2 Triton Square, Regent's Place, London NW1 3AN (the Mortgages Trustee);

(5) BARCLAYS CAPITAL INC., a corporation organised under the laws of Connecticut whose registered office is at 200 Park Avenue, New York, New York, 10166, LEHMAN BROTHERS INC., a corporation organised under the laws of New York whose registered office is at 745 Seventh Avenue, New York, New York, 10019-6801 and UBS SECURITIES LLC, a corporation organised under the laws of Delaware whose registered office is at 1285 Avenue of the Americas, New York, New York, 10019 (the Lead Managers); and

(6) CITIGROUP GLOBAL MARKETS INC., CREDIT SUISSE FIRST BOSTON LLC, DEUTSCHE BANK SECURITIES INC., J.P. MORGAN SECURITIES INC. and MORGAN STANLEY & CO. INCORPORATED (together with the Lead Managers, the Underwriters and each an Underwriter).

WHEREAS:

(A) The Eighth Issuer, by resolutions of its Board of Directors passed on 12 March, 2004, has duly authorised and has determined to create and issue US$1,850,000,000 in principal amount of its Floating Rate Series 1 Class A Eighth Issuer Notes due April 2005 (the Series 1 Class A Eighth Issuer Notes), US$62,900,000 in principal amount of its Floating Rate Series 1 Class B Eighth Issuer Notes due July 2040 (the Series 1 Class B Eighth Issuer Notes), US$107,300,000 in principal amount of its Floating Rate Series 1 Class C Eighth Issuer Notes due July 2040 (the Series 1 Class C Eighth Issuer Notes and, together with the Series 1 Class A Eighth Issuer Notes and the Series 1 Class B Eighth Issuer Notes, the Series 1 Eighth Issuer Notes), US$1,500,000,000 in principal amount of its Floating Rate Series 2 Class A Eighth Issuer Notes due April 2011 (the Series 2 Class A Eighth Issuer Notes), US$51,000,000 in principal amount of its Floating Rate Series 2 Class B Eighth Issuer Notes due July 2040 (the Series 2 Class B Eighth Issuer Notes), US$87,000,000 in principal amount of its Floating Rate Series 2 Class C Eighth Issuer Notes due July 2040 (the Series 2 Class C Eighth Issuer Notes and, together with the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes and the Series 2 Class B Eighth Issuer Notes, the Class B/C Eighth Issuer Notes and, together with the Series 2 Class A Eighth Issuer Notes and the Series 2 Class B Eighth Issuer Notes, the Series 2 Eighth Issuer Notes), and US$500,000,000 in principal amount of its Floating Rate Series 4 Class A2 Eighth Issuer Notes due July 2040 (the Series 4 Class A2 Eighth Issuer Notes and, together with the Series 1 Class A Eighth Issuer Notes and the Series 2 Class A Eighth Issuer Notes, the Class


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

      A Eighth Issuer Notes and, together with the Series 2 Eighth Issuer Notes and the Series 1 Eighth Issuer Notes, the Eighth Issuer Notes, which expression where the context so requires shall include the Global Eighth Issuer Notes defined below).

(B) The Eighth Issuer Notes will be in registered form in denominations of US$1,000, US$10,000 or US$100,000 each or integral multiples thereof. The Eighth Issuer Notes will be issued on o, 2004 at 10:00 a.m. or on such other time (not being later than 2:00 p.m.) (London time) on 1 April, 2004 or on such other date as the Eighth Issuer and the Lead Managers may agree (the Closing Date). The issue of the Eighth Issuer Notes is referred to in this Agreement as the Issue.

(C)   Simultaneously  with  the  Issue,  the  Eighth  Issuer  intends  to  issue
      (euro)990,000,000 in principal amount of its Floating Rate Series 3 Class A Eighth Issuer Notes due April 2020, (euro)34,000,000 in principal amount of its Floating Rate Series 3 Class B Eighth Issuer Notes due July 2040,
      (euro)57,500,000 in principal amount of its Floating Rate Series 3 Class C Eighth Issuer Notes due July 2040,(pound)900,000,000 in principal amount of its Floating Rate Series 4 Class A1 Eighth Issuer Notes due July 2040,(pound)39,900,000 in principal amount of its Floating Rate Series 4 Class B Eighth Issuer Notes due July 2040, and(pound)68,000,000 in principal amount of its Floating Rate Series 4 Class C Eighth Issuer Notes due July 2040 (together, the Reg S Eighth Issuer Notes). By a Subscription Agreement of today's date (the Reg S Eighth Issuer Notes Subscription Agreement) between the Eighth Issuer, ANPLC, Funding, the Mortgages Trustee and the respective managers named therein, such managers have agreed to subscribe and pay for the Reg S Eighth Issuer Notes upon the terms and subject to the conditions therein contained.

      The Eighth Issuer Notes and the Reg S Eighth Issuer Notes will be constituted by, issued subject to and have the benefit of a trust deed (the Eighth Issuer Trust Deed) to be entered into on or before the Closing Date between the Eighth Issuer and The Bank of New York, London Branch as trustee for the Noteholders (the Note Trustee).

(D) The Eighth Issuer Notes and the Reg S Eighth Issuer Notes (together with the Eighth Issuer's obligations to its other creditors) will be secured with the benefit of security interests created by a deed of charge and assignment (the Eighth Issuer Deed of Charge) to be entered into on or before the Closing Date by the Eighth Issuer, The Bank of New York, London Branch (in such capacity, the Eighth Issuer Security Trustee), the Note Trustee, JPMorgan Chase Bank, London Branch (the Principal Paying Agent and the Agent Bank), ANPLC in its capacity as cash manager to the Eighth Issuer under the Eighth Issuer Cash Management Agreement (the Eighth Issuer Cash Manager) and in its capacity as sterling account bank to the Eighth Issuer under the Eighth Issuer Bank Account Agreement (the Eighth Issuer Sterling Account Bank), Citibank N.A., London Branch in its capacity as the non-sterling account bank to the Eighth Issuer (the Eighth Issuer Non-Sterling Account Bank), JPMorgan Chase Bank, New York Branch (the US Paying Agent), J.P. Morgan Bank Luxembourg S.A. as registrar in respect of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes (the Registrar), UBS AG, Citibank, N.A., London Branch, Barclays Bank PLC and Credit Suisse First Boston International as swap providers to the Eighth Issuer (the Eighth Issuer Swap Providers) and SPV Management Limited in its capacity as corporate services provider to the Issuer under the Eighth Issuer Corporate Services Agreement (the Eighth Issuer Corporate Services Provider).

(E) Payments of principal and interest on the Eighth Issuer Notes and the Reg S Eighth Issuer Notes will be made by the Eighth Issuer to the Principal Paying Agent and by the Principal Paying Agent to Noteholders on behalf of the Eighth Issuer under a paying agent and agent bank agreement to be entered into on or before the Closing Date (the Eighth Issuer Paying Agent and Agent Bank Agreement) between the Eighth Issuer, the Principal Paying Agent,


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

      the Agent Bank, the US Paying Agent, the Registrar, the Transfer Agent and the Eighth Issuer Security Trustee.

(F) The Eighth Issuer Notes will be payable in US dollars. Each class of the Eighth Issuer Notes will be represented by a global note (a Global Eighth Issuer Note), without interest coupons, substantially in the form set out in the Eighth Issuer Trust Deed.

(G) The Eighth Issuer will use an amount equal to the gross proceeds of the Issue and the gross proceeds of the issue of the Reg S Eighth Issuer Notes (net of underwriting commissions and various out-of-pocket expenses) converted under the relevant Eighth Issuer Swap Agreements (as defined below), to make a loan to Funding pursuant to an intercompany loan agreement to be entered into on or before the Closing Date (the Eighth Issuer Intercompany Loan Agreement and the loan made thereunder the Eighth Issuer Intercompany Loan) between the Eighth Issuer, Funding, JPMorgan Chase Bank, London Branch (in such capacity, the Security Trustee) and the Eighth Issuer Security Trustee.

(H) Funding will pay the proceeds of the Eighth Issuer Intercompany Loan to ANPLC in consideration for the assignment by ANPLC of a part of ANPLC's interest in a portfolio of first residential mortgage loans (the Loans) and an interest in the related insurances and their related security (together, the Related Security).

(I) ANPLC transferred by way of equitable assignment the portfolio of Loans and their Related Security to the Mortgages Trustee on 26th July, 2000 and on subsequent distribution dates, pursuant to a mortgage sale agreement entered into on 26th July, 2000, amended on 29th November, 2000 and amended and restated on 23rd May, 2001, 5th July, 2001, 8th November, 2001, 7th November, 2002 and 26th March, 2003 and to be amended and restated prior to or on the Closing Date (the Mortgage Sale Agreement) between ANPLC, the Mortgages Trustee, Funding and the Security Trustee. In relation to Loans secured over properties in Scotland, the transfer of the beneficial interest therein to the Mortgages Trustee has been effected by a declaration of trust entered into on 8th January, 2003 and further declarations of trust in respect of further loans sold to the Mortgages Trustee (the Scottish Trust Deed, the form of which is incorporated into the Mortgage Sale Agreement), between ANPLC, the Mortgages Trustee and Funding. Each of the Mortgages Trustee, Funding and the Security Trustee appointed ANPLC as servicer to service the Loans and their Related Security pursuant to a servicing agreement entered into on 26th July, 2000, as amended and restated on 23rd May, 2001 and 7th November, 2002 (the Amended and Restated Servicing Agreement).

(J) The Mortgages Trustee holds the Loans and their Related Security on a bare trust in undivided shares for the benefit of Funding and ANPLC pursuant to a mortgages trust deed entered into on 25th July, 2000, amended on 29th November, 2000 and 23rd May, 2001, amended and restated on 5th July, 2001, 8th November, 2001, 7th November, 2002, and 26th March, 2003 and to be amended and restated on or before the Closing Date (the Mortgages Trust
      Deed) between ANPLC, Funding and the Mortgages Trustee. The Mortgages Trustee entered into, on 26th July, 2000, a guaranteed investment contract in respect of its principal bank account (the Mortgages Trustee Guaranteed Investment Contract) between the Mortgages Trustee and ANPLC (in such capacity, the Mortgages Trustee GIC Provider).

(K) Funding's obligations to the Eighth Issuer under the Eighth Issuer Intercompany Loan Agreement and to Funding's other creditors will be secured with the benefit of security interests created by a deed of charge and assignment entered into on 26th July, 2000 (the Funding Deed of Charge) between Funding, Holmes Financing (No. 1) PLC (the First Issuer), the Security Trustee, Abbey National Treasury Services plc (in such capacity, the


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

      Funding Swap Provider), The Royal Bank of Scotland plc as liquidity facility provider to Funding (the Funding Liquidity Facility Provider), ANPLC in its capacity as cash manager to the Mortgages Trustee and Funding (the Cash Manager) and in its capacity as account bank to the Mortgages Trustee and Funding (the Account Bank), ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the First Issuer (the First Start-up Loan Provider) and SPV Management Limited (the Corporate Services Provider), acceded to pursuant to the deed of accession dated 29th November, 2000 (the First Deed of Accession to the Funding Deed of Charge) by Holmes Financing (No. 2) PLC (the Second Issuer) and by ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Second Issuer (the Second Start-up Loan Provider), acceded to pursuant to a deed of accession dated 23rd May, 2001 (the Second Deed of Accession to the Funding Deed of Charge) by Holmes Financing (No. 3) PLC (the Third Issuer) and by ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Third Issuer (the Third Start-up Loan Provider), acceded to pursuant to a deed of accession dated 5th July, 2001 (the Third Deed of Accession to the Funding Deed of Charge) by Holmes Financing (No. 4) PLC (the Fourth Issuer) and by ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Fourth Issuer (the Fourth Start-up Loan Provider), acceded to pursuant to a deed of accession dated 8th November, 2001 (the Fourth Deed of Accession to the Funding Deed of Charge) by Holmes Financing (No. 5) PLC (the Fifth Issuer) and by ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Fifth Issuer (the Fifth Start-up Loan Provider), amended and restated pursuant to the amendment and restatement of the Funding Deed of Charge dated 7th November, 2002 (the Amended and Restated Funding Deed of Charge) between Holmes Financing (No. 6) PLC (the Sixth Issuer) and ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Sixth Issuer (the Sixth Start-up Loan Provider) and acceded to pursuant to a deed of accession dated 26th March, 2003 (the First Deed of Accession to the Amended and Restated Funding Deed of Charge) by Holmes Financing (No. 7) PLC (the Seventh Issuer) and by ANPLC in its capacity as start-up loan provider to Funding in relation to an issue of notes by the Seventh Issuer (the Seventh Start-up Loan Provider). On or before the Closing Date, the Eighth Issuer and ANPLC in its capacity as start-up loan provider to Funding in relation to the issue (the Eighth Start-up Loan Provider) will, together with the other secured creditors of Funding, accede to the Amended and Restated Funding Deed of Charge and thereby become secured creditors of Funding.

(L) In connection with the issue of notes by the First Issuer, Funding, in addition to the documents described above, on 26th July, 2000 entered into
      (1) a cash management agreement amended on 29th November, 2000 (the Cash Management Agreement) with the Cash Manager, the Mortgages Trustee and the Security Trustee; (2) a bank account agreement (the Funding Bank Account Agreement) with the Account Bank, the Mortgages Trustee and Funding; (3) a guaranteed investment contract (the Funding Guaranteed Investment Contract) with the Account Bank; (4) a liquidity facility agreement amended on 29th November, 2000 (the Funding Liquidity Facility Agreement) with the Funding Liquidity Facility Provider and the Security Trustee; (5) a start-up loan agreement (the First Start-up Loan Agreement) with the First Start-up Loan Provider and the Security Trustee; and (6) a corporate services agreement amended and restated on 29th November, 2000 and 23rd May, 2001 (the Corporate Services Agreement) with the Mortgages Trustee, the Security Trustee and the Corporate Services Provider, each of which will remain in effect, as applicable, in respect of the Issue. In connection with the issue of notes by the Second Issuer, Funding, in addition to the documents described above, on 29th November, 2000 entered into a start-up loan agreement (the Second Start-up Loan Agreement) with the Second Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Third Issuer, Funding, in addition to the documents described above, on 23rd May, 2001 entered into a


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      start-up loan agreement (the Third Start-up Loan Agreement) with the Third
      Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Fourth Issuer, Funding, in addition to the documents described above, on 5th July, 2001 entered into a start-up loan agreement (the Fourth Start-up Loan Agreement) with the Fourth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Fifth Issuer, Funding, in addition to the documents described above, on 8th November, 2001 entered into a start-up loan agreement (the Fifth Start-up Loan Agreement) with the Fifth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Sixth Issuer, Funding, in addition to the documents described above, on 7th November, 2002 entered into a start-up loan agreement (the Sixth Start-up Loan Agreement) with the Sixth Start-up Loan Provider and the Security Trustee. In connection with the issue of notes by the Seventh Issuer, Funding, in addition to the documents described above, on 26th March, 2003 entered into a start-up loan agreement (the Seventh Start-up Loan Agreement) with the Seventh Start-up Loan Provider and the Security Trustee. In connection with the Issue, Funding will additionally enter into a start-up loan agreement (the Eighth Start-up Loan Agreement) with the Eighth Start-up Loan Provider and the Security Trustee.

(M) In connection with an intercompany loan agreement entered into on 26th July, 2000 (the First Issuer Intercompany Loan Agreement) between the First Issuer, Funding and the Security Trustee, Funding entered into an ISDA Master Agreement (including the schedule thereto) and confirmations documented between Funding, the Funding Swap Provider and the Security Trustee (as amended, the Funding Swap Agreement). In connection with an intercompany loan agreement entered into on 29th November, 2000 (the Second Issuer Intercompany Loan Agreement) between the Second Issuer, Funding and the Security Trustee, the parties to the Funding Swap Agreement agreed to amend the terms of that ISDA Master Agreement and to replace the previous confirmations with a new confirmation that provided for a variable rate of interest to be paid by Funding to the Funding Swap Provider (based on the weighted average rates of interest on the Loans in the Portfolio (as defined below)) and for the Funding Swap Provider to pay a rate of interest to Funding equal to LIBOR for three-month Sterling deposits and a margin, and in connection with a further intercompany loan agreement entered into on 23rd May, 2001 (the Third Issuer Intercompany Loan Agreement) between the Third Issuer, Funding and the Security Trustee, the parties to the Funding Swap Agreement agreed to further amend the Funding Swap Agreement.

(N) In connection with the Issue, the Eighth Issuer will also execute and deliver, on or before the Closing Date, (1) the Global Eighth Issuer Notes relating to each class of the Eighth Issuer Notes; (2) a corporate services agreement (the Eighth Issuer Corporate Services Agreement) between the Eighth Issuer, the Eighth Issuer Security Trustee and the Eighth Issuer Corporate Services Provider; (3) a cash management agreement (the Eighth Issuer Cash Management Agreement) between the Eighth Issuer, the Eighth Issuer Security Trustee and the Eighth Issuer Cash Manager; (4) a bank account agreement (the Eighth Issuer Bank Account Agreement) between the Eighth Issuer, the Eighth Issuer Sterling Account Bank, the Eighth Issuer Non-Sterling Account Bank and the Eighth Issuer Security Trustee; (5) ISDA Master Agreements (including the schedule thereto and confirmation thereunder) in respect of currency swap transactions relating to the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes, between the Eighth Issuer, the Eighth Issuer Swap Providers and the Eighth Issuer Security Trustee (the Eighth Issuer Dollar Currency Swap Agreements) and, together with the other swap agreements to be entered into in relation to certain of the Reg S Eighth Issuer Notes, each as referred to in the Prospectus (as defined below), the Eighth Issuer Swap Agreements); and (6) a post-enforcement call option agreement (the Eighth Issuer Post-


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      Enforcement Call Option Agreement)  between the Eighth Issuer,  the Eighth
      Issuer Security Trustee and PECOH Limited.

(O) On or before the Closing Date, Allen & Overy and Slaughter and May will sign for the purposes of identification an amended and restated master definitions and construction schedule (the Amended and Restated Master Definitions Schedule) and a master definitions and construction schedule in respect of the Eighth Issuer (the Eighth Issuer Master Definitions Schedule).

(P) As required, the Eighth Issuer, Funding, the Mortgages Trustee and/or ANPLC have entered or will enter into any other relevant documents to be signed and delivered on or before the Closing Date (such documents, together with the Mortgage Sale Agreement, the Mortgages Trust Deed, the Scottish Trust Deed, the Amended and Restated Servicing Agreement, the Mortgages Trustee Guaranteed Investment Contract, the First Issuer Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement, the Third Issuer Intercompany Loan Agreement, the Fourth Issuer Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Funding Swap Agreement, the Funding Guaranteed Investment Contract, the Funding Liquidity Facility Agreement, the Cash Management Agreement, the Bank Account Agreement, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Corporate Services Agreement, the Amended and Restated Funding Deed of Charge, the Eighth Issuer Deed of Charge, the Eighth Issuer Trust Deed, the Eighth Issuer Cash Management Agreement, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Bank Account Agreement, the Eighth Issuer Swap Agreements, the Eighth Issuer Corporate Services Agreement, the Eighth Issuer Post-Enforcement Call Option Agreement, this Agreement and the Reg S Eighth Issuer Notes Subscription Agreement, each as they have been or may be amended, restated, varied or supplemented from time to time, are collectively referred to herein as the Legal Agreements).

IT IS AGREED as follows:

1.    ISSUE OF THE EIGHTH ISSUER NOTES

1.1   Agreement to Issue

      Subject to the terms and conditions of this Agreement, the Eighth Issuer agrees to issue the Class A Eighth Issuer Notes on the Closing Date to the Underwriters or as they may direct and the Class B/C Eighth Issuer Notes on the Closing Date to the Lead Managers (the Class B/C Underwriters) or as they may direct. The Eighth Issuer Notes will be issued at a price equal to the aggregate of 100 per cent. of the principal amount of the Series 1 Eighth Issuer Notes, 100 per cent. of the principal amount of the Series 2 Eighth Issuer Notes and 100 per cent. of the principal amount of the Series 4 Class A2 Eighth Issuer Notes (the Issue Price).

1.2   The Legal Agreements

      To the extent that each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC is a signatory of the Legal Agreements, each has entered or will, not later than the Closing Date, enter into each of the Legal Agreements to which it is a party, substantially in the form of the draft signed for the purposes of identification by Allen & Overy and Slaughter and May (any draft of any document so signed being called an agreed form), with such amendments as the

      Lead Managers, on behalf of the Underwriters, may agree with the Eighth Issuer and, if it is such a signatory, Funding, the Mortgages Trustee and/or ANPLC.

1.3   The Eighth Issuer Notes

      The Eighth Issuer Notes will be issued on the Closing Date in accordance with the terms of the Eighth Issuer Trust Deed and will be in the form set out therein.

1.4   Prospectus

      The Eighth Issuer confirms that it has prepared a preliminary prospectus dated 11 March, 2004 and a prospectus dated today's date (together, the Prospectus) for use in connection with the issue of the Eighth Issuer Notes and hereby authorises the Underwriters to distribute copies of the Prospectus in connection with the offering and sale of the Eighth Issuer Notes.

1.5   Authority to Offer

      The Eighth Issuer confirms that it has authorised the Lead Managers to offer the Class A Eighth Issuer Notes on its behalf to the Underwriters for subscription at the Issue Price subject to signature of this Agreement.

2.    STABILISATION

      [Lehman Brothers Inc.], on behalf of itself and the other Underwriters, may, to the extent permitted by applicable laws and regulations, engage in over-allotment transactions, stabilising transactions, syndicate covering transactions and penalty bids and otherwise effect transactions in the open market or otherwise in connection with the distribution of the Eighth Issuer Notes with a view to stabilising or maintaining the respective market prices of the Eighth Issuer Notes at levels other than those which might otherwise prevail in the open market, but in doing so [Lehman Brothers Inc.] shall act as principal and in no circumstances shall the Eighth Issuer be obliged to issue (i) more than US$1,850,000,000 in principal amount of Series 1 Class A Eighth Issuer Notes; (ii) more than US$62,900,000 in principal amount of Series 1 Class B Eighth Issuer Notes;
      (iii) more than US$107,300,000 in principal amount of Series 1 Class C Eighth Issuer Notes; (iv) more than US$1,500,000,000 in principal amount of Series 2 Class A Eighth Issuer Notes; (v) more than US$51,000,000 in principal amount of Series 2 Class B Eighth Issuer Notes; (vi) more than US$87,000,000 in principal amount of Series 2 Class C Eighth Issuer Notes; or (vii) more than US$500,000,000 in principal amount of Series 4 Class A2 Eighth Issuer Notes.

3.    AGREEMENTS BY THE UNDERWRITERS

3.1   Purchase

      Each Underwriter severally agrees to purchase and pay for such principal amount of Eighth Issuer Notes set out against its name in the Schedule hereto on the Closing Date at the Issue Price on the terms set out in this Agreement.

      (a) If any Underwriter shall default in its obligation to purchase Class A Eighth Issuer Notes which it has agreed to purchase hereunder, the non-defaulting Underwriters may in their discretion arrange to purchase, or for another party or other parties reasonably satisfactory to ANPLC to purchase, such Class A Eighth Issuer Notes on the terms contained herein. If within 36 hours after such default by any Underwriter, the non-defaulting Underwriters do not arrange for the purchase of such Class A Eighth Issuer Notes, then ANPLC shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the non-defaulting Underwriters to purchase such Class A Eighth Issuer Notes on such terms. In the event that, within the respective prescribed periods, the Lead Managers on behalf of the non-defaulting Underwriters notify ANPLC that the non-defaulting Underwriters have so arranged for the purchase of such Class A Eighth Issuer Notes, or ANPLC notifies the non-defaulting Underwriters that they have so arranged for the purchase of such Class A Eighth Issuer Notes, the non-defaulting Underwriters or ANPLC shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in any documents or arrangements relating to the offering and sale of the Class A Eighth Issuer Notes. Any substitute purchaser of Class A Eighth Issuer Notes pursuant to this paragraph shall be deemed to be an Underwriter, for the purposes of this Agreement, in connection with the offering and sale of the Class A Eighth Issuer Notes.

            If any Class B/C Underwriter shall default in its obligation to purchase Class B/C Eighth Issuer Notes which it has agreed to purchase hereunder, the non-defaulting Class B/C Underwriters may in its discretion arrange to purchase, or for another party or other parties reasonably satisfactory to ANPLC to purchase, such Class B/C Eighth Issuer Notes on the terms contained herein. If within 36 hours after such default by any Class B/C Underwriter, the non-defaulting Class B/C Underwriters do not arrange for the purchase of such Class B/C Eighth Issuer Notes, then ANPLC shall be entitled to a further period of 36 hours within which to procure another party or other parties satisfactory to the non-defaulting Class B/C Underwriters to purchase such Class B/C Eighth Issuer Notes on such terms. In the event that, within the respective prescribed periods, the non-defaulting Class B/C Underwriters notify ANPLC that the non-defaulting Class B/C Underwriters have so arranged for the purchase of such Class B/C Eighth Issuer Notes, or ANPLC notifies the non-defaulting Class B/C Underwriters that they have so arranged for the purchase of such Class B/C Eighth Issuer Notes, the non-defaulting Class B/C Underwriters or ANPLC shall have the right to postpone the Closing Date for a period of not more than seven days, in order to effect whatever changes may thereby be made necessary in any documents or arrangements relating to the offering and sale of the Class B/C Eighth Issuer Notes. Any substitute purchaser of Class B/C Eighth Issuer Notes pursuant to this paragraph shall be deemed to be a Class B/C Underwriter, for the purposes of this Agreement, in connection with the offering and sale of the Class B/C Eighth Issuer Notes.

      (b) If, after giving effect to any arrangements for the purchase of Class A Eighth Issuer Notes of a defaulting Underwriter by the non-defaulting Underwriters, as provided in Clause 3.1(a) above, the aggregate principal amount of the Class A Eighth Issuer Notes which remains unpurchased does not exceed 10 per cent. of the aggregate principal amount of the Class A Eighth Issuer Notes, then ANPLC shall have the right to require each non-defaulting Underwriter to purchase the principal amount of the Class A Eighth Issuer Notes which such Underwriter agreed to purchase hereunder and, in addition, to require each non-defaulting Underwriter to purchase its pro rata share (based on the principal amount of the Class A Eighth Issuer Notes which such Underwriter agreed to purchase hereunder) of the principal amount of the Class A Eighth Issuer Notes of such defaulting Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            If, after giving effect to any arrangements for the purchase of Class B/C Eighth Issuer Notes of a defaulting Class B/C Underwriter by the non-defaulting Class B/C

            Underwriters, as provided in Clause 3.1(a) above, the aggregate principal amount of the Class B/C Eighth Issuer Notes which remains unpurchased does not exceed 10 per cent. of the aggregate principal amount of all Class B/C Eighth Issuer Notes, then ANPLC shall have the right to require the non-defaulting Class B/C Underwriters to purchase the principal amount of the Class B/C Eighth Issuer Notes which such Class B/C Underwriter agreed to purchase hereunder and, in addition, to require the non-defaulting Class B/C Underwriter to purchase its pro rata share (based on the principal amount of the Class B/C Eighth Issuer Notes which such Class B/C Underwriter agreed to purchase hereunder) of the principal amount of the Class B/C Eighth Issuer Notes of the defaulting Class B/C Underwriter for which such arrangements have not been made; but nothing herein shall relieve a defaulting Class B/C Underwriter from liability for its default.

      (c) If, after giving effect to any arrangements for the purchase of the principal amount of the Class A Eighth Issuer Notes of a defaulting Underwriter by the non-defaulting Underwriters as provided in Clause 3.1(a) above, the aggregate principal amount of the Class A Eighth Issuer Notes which remains unpurchased exceeds 10 per cent. of the aggregate principal amount of the Class A Eighth Issuer Notes, or if ANPLC shall not exercise the right described in Clause 3.1(b) above to require non-defaulting Underwriters to purchase the Class A Eighth Issuer Notes of a defaulting Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting Underwriters; but nothing herein shall relieve a defaulting Underwriter from liability for its default.

            If, after giving effect to any arrangements for the purchase of the principal amount of the Class B/C Eighth Issuer Notes of the defaulting Class B/C Underwriter by the non-defaulting Class B/C Underwriters as provided in Clause 3.1(a) above, the aggregate principal amount of the Class B/C Eighth Issuer Notes which remains unpurchased exceeds 10 per cent. of the aggregate principal amount of all Class B/C Eighth Issuer Notes, or if ANPLC shall not exercise the right described in Clause 3.1(b) above to require the non-defaulting Class B/C Underwriters to purchase the Class B/C Eighth Issuer Notes of the defaulting Class B/C Underwriter, then this Agreement shall thereupon terminate, without liability on the part of the non-defaulting Class B/C Underwriters; but nothing herein shall relieve a defaulting Class B/C Underwriter from liability for its default.

3.2   Selling

      Each Underwriter severally (and not jointly) agrees as follows:

      (a)   United States

      It is understood that the several Underwriters propose to offer the Eighth Issuer Notes for sale to the public in the United States as set forth in the Prospectus.

      (b)   United Kingdom

            Each Underwriter represents and agrees that:

            (i) in relation to any Eighth Issuer Notes which have a maturity of one year or more and which are to be admitted to the official list maintained by the UK Listing Authority, it has not offered or sold, and will not offer or sell, any Eighth Issuer Notes to any persons in the United Kingdom prior to admission of the Eighth Issuer Notes to listing in accordance with Part VI of the

                  Financial Services and Markets Act 2000 (the FSMA), except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or otherwise in circumstances which have not resulted and will not result in an offer to the public in the United Kingdom within the meaning of the Public Offers of Securities Regulations 1995, as amended, or the FSMA;

            (ii) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the Eighth Issuer Notes in, from or otherwise involving the United Kingdom; and

            (iii) it has only communicated or caused to be communicated and will only communicate or cause to be communicated any invitation or inducement to engage in investment activities (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of any Eighth Issuer Notes in circumstances in which Section 21(1) of the FSMA does not apply to the Eighth Issuer.

      (c)   Italy

            Each Underwriter acknowledges that the Series 1 Class A Eighth Issuer Notes may not be placed, offered or distributed to Italian investors at any time. Each Underwriter represents and agrees that the offering of the Eighth Issuer Notes has not been cleared by CONSOB (the Italian Securities and Exchange Commission) pursuant to Italian securities legislation and, accordingly, no Eighth Issuer Notes may be offered, sold or delivered, nor may copies of the Offering Circular or of any other document relating to the Eighth Issuer Notes be distributed in the Republic of Italy, except:

            (i) to professional investors (operatori qualificati), as defined in Article 31, second paragraph, of CONSOB Regulation No. 115522 of 1st July, 1998, as amended; or

            (ii)  in  circumstances   which  are  exempted  from  the  rules  on
                  solicitation of investments pursuant to Article 100 of Legislative Decree No. 58 of 24th February, 1998 (the Financial Services Act) and Article 33, first paragraph of CONSOB Regulation No. 11971 of 14 May 1999, as amended; or

            (iii) to an Italian  resident  who submits an  unsolicited  offer to purchase the Eighth Issuer Notes.

            In addition, each Underwriter represents and agrees that any offer, sale or delivery of the Eighth Issuer Notes or distribution of copies of the Offering Circular or any other document relating to the Eighth Issuer Notes in the Republic of Italy under (i) or (ii) above must be:

            (A) made by an investment firm, bank or financial intermediary permitted to conduct such activities in the Republic of Italy in accordance with the Financial Services Act and Legislative Decree No. 385 of 1st September, 1993 (the Banking Act); and

            (B) in compliance with Article 129 of the Banking Act and the implementing guidelines of the Bank of Italy, as amended from time to time, pursuant to which the issue or the offer of securities in the Republic of Italy may need to be preceded and followed by an appropriate notice to be filed with the Bank of Italy depending, inter alia, on the aggregate value of the securities issued or offered in the Republic of Italy and their characteristics.

      (d)   The Netherlands

            Each Underwriter acknowledges that the Series 1 Eighth Issuer Notes, the Series 2 Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes may not be placed, offered or distributed to investors in The Netherlands at any time.

      (e)   Other

            Each Underwriter acknowledges that no representation is made by the Eighth Issuer or any Underwriter that any action has been or will be taken in any jurisdiction by the Eighth Issuer or any Underwriter that would permit a public offering of the Eighth Issuer Notes (other than as described above), or possession or distribution of the Prospectus or any other offering material, in any country or jurisdiction where action for that purpose is required. Each Underwriter will comply with all applicable securities laws and regulations in each jurisdiction in which it purchases, offers, sells or delivers the Eighth Issuer Notes or has in its possession or distributes the Prospectus or any other offering material, in all cases at its own expense. Each Underwriter represents that it will not directly or indirectly offer, sell or deliver any Eighth Issuer Notes or distribute or publish any prospectus, form of application, offering circular, advertisement or other offering material except under circumstances that will, to the best of its knowledge and belief, result in compliance with any applicable laws and regulations, and all offers, sales and deliveries of the Eighth Issuer Notes by it will be made on the same terms, and it will obtain any consent, approval or permission required by it for the purchase, offer, sale or delivery by it of the Eighth Issuer Notes under the laws and regulations in force in any jurisdictions to which it is subject or in which it makes such purchases, offers, sales or deliveries, and the Eighth Issuer shall have no responsibility for them.


4.    LISTING

4.1   Application for Listing

      The Eighth Issuer confirms that it has authorised the Lead Managers to make or cause to be made at the Eighth Issuer's expense applications on the Eighth Issuer's behalf for the Eighth Issuer Notes and the Reg S Eighth Issuer Notes to be listed on the official list of the UK Listing Authority and for the Eighth Issuer Notes and the Reg S Eighth Issuer Notes to be admitted to trading on the London Stock Exchange plc (the Stock Exchange).

4.2   Supply of Information

      The Eighth Issuer agrees to supply to the Lead Managers for delivery to the UK Listing Authority and the Stock Exchange copies of the Prospectus and such other documents, information and undertakings as may be required for the purpose of obtaining such listing.

4.3   Maintenance of Listing and Trading

      The Eighth Issuer agrees to use its reasonable endeavours to maintain a listing of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes on the official list of the UK Listing Authority and the admission of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes to trading on the Stock Exchange for as long as any of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes are outstanding and to pay all fees and supply all
      further   documents,   information  and
      undertakings and publish all advertisements or other material as may be necessary for such purpose. However, if such listing becomes impossible, the Eighth Issuer will obtain, and will thereafter use its best endeavours to maintain, a quotation for, or listing of, the Eighth Issuer Notes and the Reg S Eighth Issuer Notes on such other stock exchange as is commonly used for the quotation or listing of debt securities as it may, with the approval of the Lead Managers (such approval not to be unreasonably withheld or delayed), decide.

5.    REPRESENTATIONS AND WARRANTIES OF THE EIGHTH ISSUER

      The Eighth Issuer represents and warrants to, and agrees with, the Underwriters and each of them that:

      (a)   The Registration Statement

            The Eighth Issuer has prepared and filed with the United States Securities and Exchange Commission (the Commission) a registration statement (file number 333-112028) on Form S-11 (the Registration Statement), including a related preliminary prospectus, for registration under the U.S. Securities Act of 1933, as amended (the Securities Act), of the offering and sale of the Eighth Issuer Notes. The Eighth Issuer may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to the Underwriters. The Eighth Issuer will next file with the Commission one of the following: either (i) prior to the date and time that such Registration Statement becomes effective (the Effective Date), a further amendment to such Registration Statement, including the form of final prospectus, or
            (ii) after the Effective Date of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b) under the Securities Act. In the case of Subparagraph (ii) the Eighth Issuer has included in such Registration Statement, as amended at the Effective Date, all information (other than information with respect to the Eighth Issuer Notes and the Issue permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A (Rule 430A Information)) required by the Securities Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent that the Lead Managers shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the date and time that this Agreement is executed and delivered by the parties hereto (the Execution Time), or, to the extent not completed at the Execution Time, shall contain only specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as the Eighth Issuer has advised the Underwriters, prior to the Execution Time, will be included or made therein.

      (b)   No Material Misstatements or Omissions

            On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Securities Exchange Act of 1934, as amended (the Exchange Act), and the Trust Indenture Act of 1939, as amended (the Trust Indenture Act), and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Eighth Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Eighth Issuer makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to the Eighth Issuer by or on behalf of any Underwriter through the Lead Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

      (c)   Incorporation

            It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Prospectus, and is lawfully qualified to do business in England and Wales, and it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues.

      (d)   Validity of Legal Agreements

            This Agreement has been duly authorised, executed and delivered by the Eighth Issuer and constitutes, and the other Legal Agreements to which the Eighth Issuer is a party have been duly authorised by the Eighth Issuer and on the Closing Date will constitute, valid and legally binding obligations of the Eighth Issuer, enforceable in accordance with their terms subject to applicable bankruptcy, insolvency and similar laws affecting the rights of creditors generally, general equitable principles, the time barring of claims and, where a fixed security interest has been granted pursuant to the terms of a deed of charge, the recharacterization by a relevant court of such security of a floating charge (such principles and laws being referred to in this Agreement as the Reservations).

      (e)   Validity of the Eighth Issuer Notes

            The Eighth Issuer Notes and the Reg S Eighth Issuer Notes have been duly authorised by the Eighth Issuer and, when executed and authenticated in accordance with the Eighth Issuer Trust Deed and the Eighth Issuer Paying Agent and Agent Bank Agreement, will constitute valid and legally binding obligations of the Eighth Issuer, enforceable in accordance with their terms subject to the Reservations and, upon effectiveness of the Registration Statement, the Eighth Issuer Trust Deed will have been duly qualified under the Trust Indenture Act.

      (f)   Consents

            All consents, approvals, authorisations and other orders of all United States and United Kingdom regulatory authorities required for the issue and offering of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes or in connection with the execution and performance of the transactions contemplated by the Legal Agreements or the compliance by the Eighth Issuer with the terms of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and the Legal Agreements as the case may be, except for (i) such consents, approvals, authorisations, registrations or qualifications as may be required under applicable United States state securities, Blue Sky or similar laws in connection with the purchase and distribution of the Eighth Issuer Notes by the Underwriters and (ii) those which have been, or will prior to the Closing Date be taken, fulfilled or done, are, or will on the Closing Date be, in full force and effect.

      (g)   Compliance

            The authorisation of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and the security therefor under the Eighth Issuer Deed of Charge, the offering and issue of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes on the terms and conditions of this Agreement and the Reg S Eighth Issuer Notes Subscription Agreement (as applicable) and as described in the Prospectus, the execution and delivery of the Legal Agreements to which it is a party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements to which it is a party do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of the Eighth Issuer or any agreement or instrument to which the Eighth Issuer is a party or by which any of its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over the Eighth Issuer or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves.

      (h)   Financial Statements

            (i) The auditor's report by Deloitte & Touche LLP, as independent auditors to the Eighth Issuer, set out in the Prospectus presents fairly the financial position of the Eighth Issuer as at the date at which it has been prepared.

            (ii) Since the date of such report there has been no change (nor any development or event involving a prospective change of which the Eighth Issuer is, or might reasonably be expected to be, aware) which is materially adverse to the condition (financial or otherwise), prospects, results of operations or general affairs of the Eighth Issuer.

            (iii) Deloitte & Touche LLP are independent  public accountants with respect to the Eighth Issuer within the meaning of the standards established by the American Institute of Certified Public Accountants.

      (i)   Taxation

            No stamp or other similar duty is assessable or payable in the United Kingdom, and no withholding or deduction for any taxes, duties, assessments or governmental charges of whatever nature is imposed or made for or on account of any income, registration, transfer or turnover taxes, customs or other duties or taxes of any kind in connection with the authorisation, execution or delivery of the Legal Agreements or with the authorisation, issue, sale or delivery of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and (except as disclosed in the Prospectus) the performance of the Eighth Issuer's, Funding's and/or, as the case may be, the Mortgages Trustee's obligations under the Legal Agreements, the Eighth Issuer Notes and the Reg S Eighth Issuer Notes. This warranty does not apply to any United Kingdom corporation tax which may be levied, collected, withheld or assessed in connection with the authorisation, execution or delivery of the Legal Agreements or with the authorisation, issue, sale or delivery of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes.

      (j)   Breach of Other Agreements

            The Eighth Issuer is not in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues.

      (k)   Events of Default

            No event has occurred or circumstance arisen which, had the Eighth Issuer Notes and/or the Reg S Eighth Issuer Notes already been issued, would (whether or not with the giving of notice and/or the passage of time and/or the fulfilment of any other requirement) constitute an Event of Default as set out in the Conditions of the Eighth Issuer Notes.

      (l)   No Subsidiaries

            The Eighth Issuer has no subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985.

      (m)   Holmes Holdings Limited

            The First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, Funding, the Mortgages Trustee, PECOH Limited, Holmes Funding No. 1 PLC and Holmes Funding No. 2 PLC are the only subsidiaries or subsidiary undertakings of Holmes Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985.

      (n)   No Activities

            The Eighth Issuer has not engaged in any activities since its incorporation other than (i) those incidental to any registration or re-registration as a public limited company under the Companies Acts 1985 and 1989 and changes to its name, directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation and execution of the Legal Agreements to which it is a party; (iii) the activities referred to or contemplated in the Legal Agreements to which it is a party or in the Prospectus; and (iv) the authorisation and issue by it of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes. The Eighth Issuer has not (other than as set out in the Prospectus) made up any accounts and has neither paid any dividends nor made any distributions since its incorporation.

      (o)   Listing Rules

            Prior to the delivery of the Prospectus to the Registrar of Companies in England and Wales, the Prospectus has been approved by or on behalf of the competent authority as listing particulars as required by the listing rules made pursuant to Part VI of the FSMA and the Prospectus complies with the listing rules made under
            Section 74(4) of the FSMA.

      (p)   Litigation

            There are no pending actions, suits or proceedings against or affecting the Eighth Issuer which could individually or in the aggregate have an adverse effect on the condition (financial or other), prospects, results of operations or general affairs of the Eighth Issuer or could adversely affect the ability of the Eighth Issuer to perform its obligations under the Legal Agreements, the Eighth Issuer Notes and the Reg S Eighth Issuer Notes or which are otherwise material in the context of the issue or offering of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and, to the best of the Eighth Issuer's knowledge, no such actions, suits or proceedings are threatened or contemplated.

      (q)   No Prior Security

            Save as set out in any of the Legal Agreements, there exists no mortgage, lien, pledge or other charge or security interest on or over the assets of the Eighth Issuer and, other than the Legal Agreements, the Eighth Issuer has not entered into any indenture or trust deed.

      (r)   Security for the Eighth Issuer Notes

            The Eighth Issuer Notes and the obligations of the Eighth Issuer under the Eighth Issuer Trust Deed will be secured in the manner provided in the Eighth Issuer Deed of Charge and with the benefit of the charges, covenants and other security provided for therein including, without limitation, (i) an assignment by way of first fixed security over its interests in the Eighth Issuer Intercompany Loan Agreement, the Funding Deed of Charge (as amended by the First Deed of Accession to the Funding Deed of Charge, the Second Deed of Accession to the Funding Deed of Charge, the Third Deed of Accession to the Funding Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge and as further acceded to on or before the Closing Date), the Eighth Issuer Swap Agreements, the Eighth Issuer Trust Deed, the Eighth Issuer Paying Agent and Agent Bank Agreement, the Eighth Issuer Cash Management Agreement, the Eighth Issuer Corporate Services Agreement, the Eighth Issuer Bank Account Agreement, the Eighth Issuer Post-Enforcement Call Option Agreement and any other relevant documents to be signed on or before the Closing Date to which the Eighth Issuer is a party; (ii) a charge by way of first fixed charge over the Eighth Issuer Accounts (as defined in the Eighth Issuer Deed of Charge); (iii) a charge by way of first fixed charge over any authorised investments made with moneys standing to the credit of any of the Eighth Issuer Accounts; and (iv) a first ranking floating charge over the other assets of the Issuer (extending over all of the Issuer's Scottish assets).

      (s)   Capitalisation

            The authorised capital of the Eighth Issuer is as set out in the Prospectus.

      (t)   Investment Company Act

            The Eighth Issuer is not an "investment company" as defined in the United States Investment Company Act of 1940, as amended (the Investment Company Act), and the offer and sale of the Eighth Issuer Notes in the United States will not subject the Eighth Issuer to registration under, or result in a violation of, the Investment Company Act.

      (u)   United States Income Tax

            The Eighth Issuer will not engage in any activities in the United States (directly or through agents), will not derive any income from United States sources as determined under United States income tax principles, and will not hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles.

      (v)   Representations and Warranties in the Legal Agreements

            The representations and warranties given by the Eighth Issuer in the Legal Agreements are true and accurate.

6.    REPRESENTATIONS AND WARRANTIES OF FUNDING AND THE MORTGAGES TRUSTEE

      Each of Funding and the Mortgages Trustee severally represents and warrants (in respect of itself only) to, and agrees with, the Underwriters and each of them that:

      (a)   The Registration Statement

            Together with the Eighth Issuer, Funding and the Mortgages Trustee have prepared and filed with the Commission the Registration Statement (file number 333-112028) on Form S-11, including a related preliminary prospectus, for registration under the Securities Act of the offering and sale of the Eighth Issuer Notes. The Eighth Issuer, Funding and the Mortgages Trustee may have filed one or more amendments thereto, including a related preliminary prospectus, each of which has previously been furnished to the Underwriters. The Eighth Issuer, Funding and the Mortgages Trustee will next file with the Commission one of the following either (i) prior to the Effective Date of such Registration Statement, a further amendment to such Registration Statement, including the form of final prospectus, or (ii) after the Effective Date of such Registration Statement, a final prospectus in accordance with Rules 430A and 424(b) under the Securities Act. In the case of Subparagraph (ii), the Eighth Issuer, Funding and the Mortgages Trustee have included in such Registration Statement, as amended at the Effective Date, all information (other than Rule 430A Information) required by the Securities Act and the rules thereunder to be included in such Registration Statement and the Prospectus. As filed, such amendment and form of final prospectus, or such final prospectus, shall contain all Rule 430A Information, together with all other such required information, and, except to the extent that the Lead Managers shall agree in writing to a modification, shall be in all substantive respects in the form furnished to the Underwriters prior to the Execution Time, or, to the extent not completed at the Execution Time, shall contain only specific additional information and other changes (beyond that contained in the latest preliminary prospectus) as they have advised the Underwriters, prior to the Execution Time, will be included or made therein.

      (b)   No Material Misstatements or Omissions

            On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date, the Eighth Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that neither Funding nor the Mortgages Trustee makes any representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to them by or on behalf of any Underwriter through the Lead Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

      (c)   Incorporation

            Each is duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Prospectus, and is lawfully qualified to do business in England and Wales and it has not taken any corporate action nor (to the best of its knowledge and belief) have any other steps been taken or legal proceedings been started or threatened against it for its winding-up, dissolution or reorganisation or for the appointment of a receiver, administrator, administrative receiver or similar officer of it or of any or all of its assets or revenues.

      (d)   Validity of Legal Agreements

            This Agreement has been duly authorised, executed and delivered by each of Funding and the Mortgages Trustee and constitutes, and the other Legal Agreements to which each of Funding and/or the Mortgages Trustee is a party have been duly authorised by, as applicable, Funding and the Mortgages Trustee and on the Closing Date will constitute, valid and legally binding obligations of each of Funding and the Mortgages Trustee, enforceable in accordance with their terms subject to the Reservations.

      (e)   Consents

            All consents, approvals, authorisations and other orders of all United States and United Kingdom regulatory authorities required in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which Funding and/or the Mortgages Trustee, as the case may be, is a party or the compliance by each of them with the terms of the Legal Agreements (except for those which have been, or will prior to the Closing Date be taken, fulfilled or done) are, or will on the Closing Date be, in full force and effect.

      (f)   Compliance

            The authorisation of the terms and conditions of this Agreement, the execution and delivery of the Legal Agreements to which Funding and/or, as the case may be, the Mortgages Trustee is party and the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of the Legal Agreements do not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of Funding or the Mortgages Trustee or any agreement or instrument to which Funding or the Mortgages Trustee is a party or by which any of its properties is bound; (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court, having jurisdiction over either Funding or the Mortgages Trustee or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its or their properties, other than those created in, or imposed by, the Legal Agreements themselves.

      (g)   Breach of Other Agreements

            Neither Funding nor the Mortgages Trustee is in breach of or in default under any agreement to which it is a party or which is binding on it or any of its assets or revenues.

      (h)   Holmes Holdings Limited

            The First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer, the Seventh Issuer, the Eighth Issuer, Funding, the Mortgages Trustee, PECOH Limited, Holmes Funding No. 1 PLC and Holmes Funding No. 2 PLC are the only subsidiaries or subsidiary undertakings of Holmes Holdings Limited within the meanings of Sections 258 and 736 of the Companies Act 1985.

      (i)   Events of Default

            No event has occurred or circumstance arisen which, had the Eighth Issuer Intercompany Loan Agreement been entered into, would (whether or not with the giving of notice and/or the passage of time and/or the fulfilment of any other requirement) constitute an Event of Default as set out in the Eighth Issuer Intercompany Loan Agreement.

      (j)   No Subsidiaries

            Neither Funding nor the Mortgages Trustee has any subsidiaries or subsidiary undertakings within the meanings of Sections 258 and 736 of the Companies Act 1985.

      (k)   No Activities

            Neither Funding nor the Mortgages Trustee has engaged in any activities since its incorporation other than (i) those incidental to any registration as a private limited company under the Companies Acts 1985 and 1989 and changes to its name, directors, secretary, registered office, Memorandum and Articles of Association; (ii) the authorisation and execution of the Legal Agreements to which each is a party; (iii) the activities referred to or contemplated in the Legal Agreements or in the Prospectus;
            (iv) the activities undertaken in connection with the establishment of the Mortgages Trust pursuant to the Mortgages Trust Deed and the issue of notes by the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, Sixth Issuer, the Seventh Issuer and the Eighth Issuer; and (v) the registration of Funding under the Data Protection Act 1984 (the DPA). Neither Funding nor the Mortgages Trustee has (other than as set out in the Prospectus or in the prospectuses relating to the notes issued by the First Issuer, the Second Issuer, the Third Issuer, the Fourth Issuer, the Fifth Issuer, the Sixth Issuer or the Seventh Issuer and other than as required by any applicable law) made up any accounts and neither has paid any dividends or made any distributions since its respective date of incorporation.

      (l)   Beneficial Owner

            On 25th July, 2000, the Mortgages Trust was established pursuant to the Mortgages Trust Deed and following the transfer by way of equitable assignment by ANPLC of its interest in the Portfolio (as defined in the Prospectus) to the Mortgages Trustee pursuant to or in accordance with the Mortgage Sale Agreement on 26th July, 2000 and on subsequent distribution dates, or, in relation to Loans secured over properties in Scotland and their Related Security, following the granting from time to time of a Scottish Trust Deed, the Mortgages Trustee held (and continues to hold) the Portfolio on trust for the benefit of Funding and ANPLC in undivided shares absolutely.

      (m)   Litigation

            There are no pending actions, suits or proceedings against or affecting Funding or the Mortgages Trustee which could individually or in the aggregate have an adverse effect on the condition
            (financial or otherwise), prospects, results of operations or general affairs of either one of them or could adversely affect the ability of the Mortgages Trustee or Funding to perform their respective obligations under the Legal Agreements, or which are otherwise material in the context of the transaction contemplated by the Prospectus and, to the best of the knowledge of Funding and the Mortgages Trustee, no such actions, suits or proceedings are threatened or contemplated.

      (n)   No Prior Security

            Save as set out in any of the Legal Agreements there exists no mortgage, lien, pledge or other charge or security interest on or over the assets of Funding and, other than the Legal Agreements, it has not entered into any indenture or trust deed.

      (o)   Security for the Eighth Issuer Intercompany Loan

            Funding's obligations under, inter alia, the Eighth Issuer Intercompany Loan Agreement will be secured in the manner provided in the Amended and Restated Funding Deed of Charge and with the benefit of the charges, covenants and other security provided for therein including, without limitation, (i) a first ranking fixed charge over Funding's interest in the Trust Property (as defined in the Mortgages Trust Deed); (ii) an assignment by way of first fixed security over its interests in the Mortgage Sale Agreement, the Mortgages Trust Deed, the Scottish Trust Deed, the Amended and Restated Servicing Agreement, the Funding Swap Agreement, the First Intercompany Loan Agreement, the Second Issuer Intercompany Loan Agreement,
            the Third Issuer  Intercompany  Loan  Agreement,  the Fourth  Issuer
            Intercompany Loan Agreement, the Fifth Issuer Intercompany Loan Agreement, the Sixth Issuer Intercompany Loan Agreement, the Seventh Issuer Intercompany Loan Agreement, the Eighth Issuer Intercompany Loan Agreement, the Funding Liquidity Facility Agreement, the First Start-up Loan Agreement, the Second Start-up Loan Agreement, the Third Start-up Loan Agreement, the Fourth Start-up Loan Agreement, the Fifth Start-up Loan Agreement, the Sixth Start-up Loan Agreement, the Seventh Start-up Loan Agreement, the Eighth Start-up Loan Agreement, the Funding Guaranteed Investment Contract, the Corporate Services Agreement, the Cash Management Agreement, the Bank Account Agreement and any other relevant documents to be signed on or before the Closing Date to which Funding is a party; (iii) a first ranking fixed charge over the Bank Accounts (as defined in the Amended and Restated Funding Deed of Charge); (iv) a first ranking fixed charge over any authorised investments made with moneys standing to the credit of the Bank Accounts; and (v) a first ranking floating charge over the other assets of Funding (extending over all of Funding's Scottish assets).

      (p)   Capitalisation

            The authorised capital of each of Funding and the Mortgages Trustee is as set out in the Prospectus.

      (q)   Investment Company Act

            Neither Funding nor the Mortgages Trustee is an "investment company" as defined in the Investment Company Act, and the offer and sale of the Eighth Issuer Notes in the United States will not subject Funding or the Mortgages Trustee to registration under, or result in a violation of, the Investment Company Act.

      (r)   United States Income Tax

            Neither Funding nor the Mortgages Trustee will engage in any activities in the United States (directly or through agents), derive any income from United States sources as determined under United States income tax principles, or hold any property if doing so would cause it to be engaged or deemed to be engaged in a trade or business within the United States as determined under United States income tax principles.

      (s)   Financial Statements

            (i) The auditor's report by Deloitte & Touche LLP, as independent auditor to Funding, set out in the Prospectus presents fairly the financial position of Funding as at the date at which it has been prepared.

            (ii) Since the date of such report there has been no change (nor any development or event involving a prospective change of which Funding is, or might reasonably be expected to be, aware) which is materially adverse to the condition (financial or otherwise), prospects, results of operations or general affairs of Funding.

            (iii) Deloitte & Touche LLP are independent  public accountants with respect to Funding within the meaning of the standards established by the American Institute of Certified Public Accountants.

      (t)   Representations and Warranties in the Legal Agreements

            The   representations  and  warranties  given  by  Funding  and  the
            Mortgages Trustee in the Legal Agreements are true and accurate.

7.    REPRESENTATIONS AND WARRANTIES OF ANPLC

      ANPLC represents and warrants to, and agrees with, the Underwriters and each of them that:

      (a)   Incorporation

            It is a public limited company duly incorporated and validly existing under the laws of England and Wales, with full power and authority to conduct its business as described in the Prospectus, and is lawfully qualified to do business in England and Wales and it is not in liquidation.

      (b)   Validity of Legal Agreements

            This Agreement has been duly authorised, executed and delivered by ANPLC and constitutes, and the other Legal Agreements to which ANPLC is a party have been duly authorised by ANPLC and on the Closing Date will constitute, valid and legally binding obligations of ANPLC, enforceable in accordance with their terms subject to the Reservations.

      (c)   Related Security

            ANPLC has not received written notice of any litigation or claim calling into question its title to any Related Security or the value of any security therefore or its right to assign any such Related Security to the Mortgages Trustee.

      (d)   Consents

            All consents, approvals and authorisations of all United Kingdom regulatory authorities required on the part of ANPLC for or in connection with the execution and performance of the transactions contemplated by the Legal Agreements to which ANPLC is a party have been obtained and are in full force and effect including, without limiting the generality of the foregoing, ANPLC having received a standard licence under the Consumer Credit Act 1974 and ANPLC being registered under the DPA.

      (e)   Compliance

            The transfer by way of equitable assignment of ANPLC of its interest in the Portfolio and the related property and rights, the execution and delivery of the Legal Agreements to which ANPLC is a party, the implementation of the transactions contemplated by such Legal Agreements and compliance with the terms of such Legal Agreements did not, and will not, (i) conflict with, or result in a breach of, any of the terms or provisions of, or constitute a default under, the Memorandum and Articles of Association of ANPLC, or any agreement or instrument to which ANPLC is a party or by which it or any of its properties is bound, where such breach or default might have a material adverse effect in the context of the issue of the Eighth Issuer Notes or the Reg S Eighth Issuer Notes; or (ii) infringe any applicable law, rule, regulation, judgment, order or decree of any government, governmental body or court having jurisdiction over ANPLC or any of its properties; or (iii) result in the creation or imposition of any mortgage, charge, pledge, lien or other security interest on any of its properties, other than those created in, or imposed by, the Legal Agreements themselves.

      (f)   No Material Misstatements or Omissions

            On the Effective Date, the Registration Statement did or will, and when the Prospectus is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Prospectus (and any supplements thereto) will, comply in all material respects with the applicable requirements of the Securities Act, the Exchange Act and the Trust Indenture Act and the respective rules thereunder; on the Effective Date and at the Execution Time, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Eighth Issuer Trust Deed did or will comply in all material respects with the applicable requirements of the Trust Indenture Act and the rules thereunder; and on the Effective Date, the Prospectus, if not filed pursuant to Rule 424(b), did not or will not, and on the date of any filing pursuant to Rule 424(b) and on the Closing Date, the Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that ANPLC makes no representations or warranties as to (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee or (ii) the information contained in or omitted from the Registration Statement or the Prospectus (or any statement thereto) in reliance upon and in conformity with information furnished in writing to ANPLC by or on behalf of any Underwriter through the Lead Managers specifically for inclusion in the Registration Statement or the Prospectus (or any supplement thereto).

      (g)   Beneficial Owner

            On 25th July, 2000, the Mortgages Trust was established pursuant to the Mortgages Trust Deed and following the transfer by way of equitable assignment of ANPLC of its interest in the Portfolio to the Mortgages Trustee pursuant to, and in accordance with, the Mortgage Sale Agreement on 26th July, 2000 and on subsequent distribution dates or, in relation to Loans secured over properties in Scotland and their Related Security, following the granting from time to time of a Scottish Trust Deed, the Mortgages Trustee held (and continues to hold) the Portfolio on trust for the benefit of Funding and ANPLC in undivided shares absolutely.

      (h)   Litigation

            It is not involved in any actions, suits or proceedings in relation to claims or amounts which could materially adversely affect its ability to perform its obligations under the Legal Agreements.

      (i)   Mortgage Sale Agreement

            The representations and warranties given by ANPLC in the Mortgage Sale Agreement will be true and accurate when made or deemed to be repeated.

      (j)   Breach of Other Agreements

            ANPLC is not in breach of or in default under any agreements to which it is a party or which is binding on it or any applicable laws to the extent that such breach or default is material to the performance by ANPLC of its obligations under the Legal Agreements to which it is a party, or would be so material, had such Legal Agreements been entered into.

8.    COVENANTS OF THE EIGHTH ISSUER, FUNDING, THE MORTGAGES TRUSTEE AND ANPLC

8.1 The Eighth Issuer and, where expressly provided, Funding, the Mortgages Trustee and ANPLC covenants to, and agrees with, the Underwriters and each of them that:

      (a)   The Registration Statement

            The Eighth Issuer, Funding, the Mortgages Trustee and ANPLC will use their best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Eighth Issuer Notes, none of the Eighth Issuer, Funding, the
            Mortgages Trustee or ANPLC will file any amendment to the Registration Statement or supplement to the Prospectus or any Rule 462(b) Registration Statement unless the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC have furnished the Lead Managers with a copy for their review prior to filing and none of them will file any such proposed amendment or supplement to which the Lead Managers reasonably object. Subject to the foregoing sentence, if the Registration Statement has become or becomes effective pursuant to Rule 430A, or filing of the Prospectus is otherwise required under Rule 424(b), the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC will cause the Prospectus, properly completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Lead Managers of such timely filing. The Eighth Issuer, Funding, the Mortgages Trustee and ANPLC will promptly advise the Lead Managers when:

            (i) the Registration Statement, if not effective at the Execution Time, shall have become effective;

            (ii) the Prospectus, and any supplement thereto, shall have been filed (if required) with the Commission pursuant to Rule 424(b) or when any Rule 462(b) Registration Statement shall have been filed with the Commission; and

            (iii) prior to  termination  of the  offering  of the Eighth  Issuer
                  Notes, any amendment to the Registration Statement shall have been filed or become effective.

      (b)   Delivery of Copies

            The Eighth Issuer will deliver (i) to the Lead Managers, one copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith; and (ii) to each Underwriter (A) a conformed copy of the Registration Statement as originally filed and each amendment thereto, in each case including all exhibits and consents filed therewith and (B) during the Marketing Period, as many copies of the Prospectus (including all amendments and supplements thereto) as the Lead Managers may reasonably request. As used herein, the term Marketing Period means any period during which a prospectus relating to the Eighth Issuer Notes is required to be delivered under the Securities Act.

      (c)   Notify Material Omission

            If at any time during the Marketing Period any event shall have occurred as a result of which the Registration Statement or Prospectus, as then amended or supplemented, would include a statement of fact which is not true and accurate in all material respects or omit any fact the omission of which would make misleading in any material respect any statement therein whether of fact or opinion, or if for any other reason it shall be necessary to amend or supplement the Registration Statement or Prospectus, then:
            (i) the Eighth Issuer will promptly notify the Underwriters; (ii) the Eighth Issuer shall promptly prepare and timely file with the Commission any amendment or supplement to the Registration Statement or any Prospectus that may, in the reasonable judgment of the Eighth Issuer or the Underwriters, be required by the Securities Act or requested by the Commission; (iii) the Eighth Issuer will, without charge, supply to the Underwriters as many copies as the Lead Managers may reasonably request of an amended Prospectus or a supplement to the Prospectus which will correct such statement or omission; and (iv) the representations and warranties contained in Clauses 5(a), 5(b), 5(c), 5(h), 5(o), 5(s), 6(a), 6(b), 6(c), 6(p)
            and 6(s) shall be deemed to be repeated by, as applicable, the Eighth Issuer, Funding and the Mortgages Trustee as of the date of each such amended Prospectus or supplement to the Prospectus on the basis that each reference to "Prospectus" in such representations and warranties contained in Clauses 5 and 6 shall be deemed to be a reference to the Prospectus as amended or supplemented as at such date.

      (d)   Notify Change

            Without prejudice to its obligations under Clause 8(c), the Eighth Issuer, Funding or the Mortgages Trustee will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment being made to the Eighth Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Managers to remedy and/or publicise the same.

      (e)   Official Announcements

            Between the date of this Agreement and the Closing Date (both dates inclusive) none of the Eighth Issuer, Funding or the Mortgages Trustee will, without the prior approval of the Lead Managers on behalf of the Underwriters (such approval not to be unreasonably withheld), make any official announcement which would have an adverse effect on the marketability of the Eighth Issuer Notes.

      (f)   Stamp Duty

            (i) The Eighth Issuer will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, in connection with the creation, issue, distribution and offering of the Eighth Issuer Notes or in connection with the execution, delivery or enforcement of any of the Legal
                  Agreements to which it is a party together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to
                  it).

            (ii) Funding will pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties, in connection with the execution, delivery or enforcement of any of the Legal Agreements to which it is a party (other than in respect of the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto), the Mortgage Sale Agreement (including any amendment thereto) and any Legal Agreement to which the Eighth Issuer is a party) together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it).

            (iii) The  Mortgages   Trustee  will  pay  any  stamp  duty,  issue,
                  registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties in connection with the execution, delivery or enforcement of the Mortgages Trust Deed (including any amendment thereto), the Mortgage Sale Agreement (including any amendment thereto) and the Scottish Trust Deed (including any amendment thereto and any subsequent trust deed in substantially similar form) (together with any value added, turnover or similar tax payable in respect of that amount (and references in this Agreement to such amount shall be deemed to include any such taxes so payable in addition to it)) but will be promptly reimbursed an amount equal to any such payments by the Beneficiaries in accordance with the terms of the Mortgages Trust Deed.

            (iv) For the avoidance of doubt, if Funding or the Mortgages Trustee discharges its obligations to pay any stamp duty, issue, registration, documentary or other taxes of a similar nature and duties payable in the United Kingdom, Belgium, Luxembourg or the United States, including interest and penalties in each case as described above (together, the relevant taxes), at any time while amounts are outstanding in respect of the notes issued by the First Issuer and/or the Second Issuer and/or the Third Issuer and/or the Fourth Issuer and/or the Fifth Issuer and/or the Sixth Issuer and/or the Seventh Issuer and/or the Eighth Issuer and/or any New Issuer, then Funding and/or (as applicable) the Mortgages Trustee will not be obliged to pay such relevant taxes multiple times (in respect of the same obligation), in order to meet its obligations under (A) the underwriting agreements and subscription agreements relating to the First Issuer and/or the Second Issuer and/or the Third Issuer and/or the Fourth Issuer and/or the Fifth Issuer and/or the Sixth Issuer and/or the Seventh Issuer and/or the Eighth Issuer and/or any New Issuer and (B) paragraphs (ii) and/or (iii) (as applicable) above.

      (g)   Payment of Fees, Charges, Costs and Duties

            (i) Without prejudice to the generality of Clause 12.1, the Eighth Issuer will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the creation of the security for the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and the obligations of the Eighth Issuer under the Eighth Issuer Trust Deed and for the other amounts to be secured as contemplated by the Eighth Issuer Deed of Charge and the perfection of such security at any time.

            (ii) Without prejudice to the generality of Clause 12.1, Funding will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the creation of the security for the Eighth Issuer Intercompany Loan and for the other amounts to be secured as contemplated by the Funding Deed of Charge, the First Deed of Accession to the
                  Funding  Deed of Charge,  the Second Deed of  Accession to the
                  Funding  Deed of Charge,  the Third Deed of  Accession  to the
                  Funding Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge and any accession thereto and the perfection of such security at any time.

            (iii) Without  prejudice  to the  generality  of  Clause  12.1,  the
                  Mortgages Trustee will pay all and any fees, charges, costs and duties and any stamp and other similar taxes or duties, including interest and penalties, arising from or in connection with the purchase of the Related Security (and related property and rights) excluding Land Registry and Registers of Scotland fees (it being agreed that registration or recording at Land Registry or Registers of Scotland of the transfer of the Related Security to the Mortgages Trustee will not be applied for except in the circumstances specified in the Amended and Restated Servicing Agreement); but on the basis that the Mortgages Trustee will be reimbursed such fees, charges, costs and duties and any stamp and other similar taxes or duties (including interest and penalties) by the Beneficiaries pursuant to the terms of the Mortgages Trust Deed.

      (h)   Perform all required actions

            On or prior to the Closing Date each of the Eighth Issuer, Funding and the Mortgages Trustee will do all things within each of their respective powers and required of each of them on such date under the terms of the Legal Agreements to which each is a party.

      (i)   Conditions Precedent

            The Eighth Issuer will use all reasonable endeavours to procure satisfaction on or before the Closing Date of the conditions referred to in Clause 9 of this Agreement.

      (j)   Servicing Agreement

            Funding and the Mortgages Trustee will use all reasonable endeavours to procure that ANPLC complies with its obligations under the Amended and Restated Servicing Agreement.

      (k)   Charges and securities

            (i) The Eighth Issuer will procure that each of the charges and other securities created by or pursuant to or contained in the Eighth Issuer Deed of Charge is registered within all applicable time limits in all appropriate registers.

            (ii) Funding will procure that each of the charges and other securities created by or pursuant to or contained in the Funding Deed of Charge, the First Deed of Accession to the
                  Funding  Deed of Charge,  the Second Deed of  Accession to the
                  Funding Deed of Charge, the Third Deed of Accession to the Funding

                  Deed of Charge, the Fourth Deed of Accession to the Funding Deed of Charge, the Amended and Restated Funding Deed of Charge, the First Deed of Accession to the Amended and Restated Funding Deed of Charge and any accession thereto is registered within all applicable time limits in all appropriate registers other than at Land Registry.

      (l)   Ratings

            None of the Eighth Issuer, Funding or the Mortgages Trustee will take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Series 1 Class A Eighth Issuer Notes not being assigned an F1+ rating by Fitch Ratings Ltd. (Fitch Ratings), a P-1 rating by Moody's Investors Service Limited (Moody's) and an A-1+ rating by Standard & Poor's Rating Services, a division of The McGraw-Hill Companies, Inc. (Standard & Poor's); the Series 2 Class A Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes not being assigned an AAA rating by Fitch Ratings, an Aaa rating by Moody's and an AAA rating by Standard & Poor's; the Series 1 Class B Eighth Issuer Notes and the Series 2 Class B Eighth Issuer Notes not being assigned an AA rating by Fitch Ratings, an Aa3 rating by Moody's and an AA rating by Standard and Poor's; and the Series 1 Class C Eighth Issuer Notes and the Series 2 Class C Eighth Issuer Notes not being assigned a BBB rating by Fitch Ratings, a Baa2 rating by Moody's and a BBB rating by Standard and Poor's.

      (m)   Legal Agreements

            Prior to closing on the Closing Date none of the Eighth Issuer, Funding or the Mortgages Trustee will amend the terms of the executed Legal Agreements to which they are parties, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Managers (such consent not to be unreasonably withheld or delayed).

      (n)   Commission Filings

            The Eighth Issuer, Funding and the Mortgages Trustee will timely file with the Commission all documents (and any amendments to previously filed documents) required to be filed by them pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, provided that during the Marketing Period none of the Eighth Issuer, Funding or the Mortgages Trustee will file any such document or amendment unless the Eighth Issuer, Funding and the Mortgages Trustee have furnished the Lead Managers with a copy for their review prior to filing and none of them will file any such proposed document or amendment until the Underwriters have been consulted and given a reasonable opportunity to comment on such document or amendment.

      (o)   Copies of Commission Filings

            During the Marketing Period, if there is (i) any amendment or supplement to the Registration Statement, (ii) any amendment or supplement to any Prospectus, or (iii) any material document filed by the Eighth Issuer, Funding or the Mortgages Trustee with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act including but not limited to any interim or any report submitted to the Commission on Form 6-K (Form 6-K) or Form 20-F (Form 20-F) under the Exchange Act and the rules and regulations thereunder or any amendment or supplement to any such document, the Eighth Issuer, Funding and the Mortgages

            Trustee, as the case may be, will furnish a copy thereof to each Underwriter, and counsel to the Underwriters, prior to filing with the Commission.

      (p)   Notice to Underwriters of Certain Events

            During the Marketing Period, the Eighth Issuer will advise the Underwriters immediately (i) when any post-effective amendment to the Registration Statement becomes effective, (ii) of any request or proposed request by the Commission, whether written or oral, for an amendment or supplement to the Registration Statement, to any Rule 462(b) Registration Statement, to any Prospectus or to any material document filed by the Eighth Issuer, Funding or the Mortgages Trustee with or submitted to the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act and the rules and regulations thereunder or for any additional information and the Eighth Issuer, Funding and the Mortgages Trustee will afford the Underwriters a reasonable opportunity to comment on any such proposed amendment or supplement, (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any part thereof or any order directed to the Prospectus or any document incorporated therein by reference or the initiation or threat of any stop order proceeding or of any challenge to the accuracy or adequacy of any document incorporated by reference in the Prospectus, (iv) of receipt by ANPLC or the Eighth Issuer of any notification with respect to the suspension of the qualification of the Eighth Issuer Notes for sale in any jurisdiction or the initiation or threat of any proceeding for that purpose, and (v) of any downgrading in the rating of the Eighth Issuer Notes or any debt securities of ANPLC or the Eighth Issuer by any nationally recognized statistical rating organization (as defined for purposes of Rule 436(g) under the Securities Act), or if any such organisation shall have informed ANPLC or the Eighth Issuer or made any public announcement that any such organisation has under surveillance or review its rating of any debt securities of ANPLC or the Eighth Issuer (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading of such rating) as soon as such announcement is made or ANPLC or the Eighth Issuer is so informed.

      (q)   Stop Orders

            The Eighth Issuer will use its best efforts to prevent the issuance of any stop order or the suspension of any qualification referred to in Clause 8.1(p) above and if, during the Marketing Period, the Commission shall issue a stop order suspending the effectiveness of the Registration Statement or such qualification of the Eighth Issuer Notes for sale in any jurisdiction is suspended, the Eighth Issuer will make every reasonable effort to obtain the lifting of that order or suspension at the earliest possible time.

      (r)   Blue Sky Qualifications

            The Eighth Issuer will arrange, in co-operation with the Underwriters, to qualify the Eighth Issuer Notes for offering and sale under the securities laws of such jurisdictions in the United States as the Underwriters may designate, and to maintain such qualifications in effect for as long as may be required for the distribution of the Eighth Issuer Notes, and to file such statements and reports as may be required by the laws of each jurisdiction in which the Eighth Issuer Notes have been qualified as above, provided that in connection therewith the Eighth Issuer shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction or to take any other action that would subject it to service of process in suits in any jurisdiction other than those arising out of the offering or sale of the Eighth Issuer Notes in such jurisdiction or to register as a dealer in securities or to become subject to taxation in any jurisdiction.

8.2   ANPLC covenants to and agrees with the Underwriters and each of them that:

      (a)   Notify Change

            ANPLC will notify the Underwriters promptly of any change affecting any of its representations, warranties, covenants, agreements or indemnities in this Agreement at any time prior to payment being made to the Eighth Issuer on the Closing Date and will take such steps as may be reasonably requested by the Lead Managers to remedy and/or publicise the same. In the event that the Prospectus is amended or supplemented pursuant to Clause 8.1(c) above, then the representations and warranties contained in Clause 7(f) shall be deemed to be repeated by ANPLC as of the date of such amended Prospectus or supplement to the Prospectus, on the basis that each reference to "Prospectus" in Clause 7(f) shall be deemed to be a reference to the Prospectus as amended or supplemented as at such date.

      (b)   Perform all required actions

            On or prior to the Closing Date, ANPLC will do all things within its power and required of it on such date under the terms of the Legal Agreements.

      (c)   Review of Related Security

            ANPLC will deliver to the Lead Managers on the date of this Agreement a letter (relating to its review of the Related Security) dated the date of this Agreement in the agreed form addressed to ANPLC and the Underwriters from Deloitte & Touche LLP.

      (d)   Ratings

            ANPLC will not take, or cause to be taken, any action and will not permit any action to be taken which it knows or has reason to believe would result in the Series 1 Class A Eighth Issuer Notes not being assigned an F1+ rating by Fitch Ratings, a P-1 rating by Moody's and an A-1+ rating by Standard & Poor's; the Series 2 Class A Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes not being assigned an AAA rating by Fitch Ratings, an Aaa rating by Moody's and an AAA rating by Standard & Poor's; the Series 1 Class B Eighth Issuer Notes and the Series 2 Class B Eighth Issuer Notes not being assigned an AA rating by Fitch Ratings, an Aa3 rating by Moody's and an AA rating by Standard and Poor's; and the Series 1 Class C Eighth Issuer Notes and the Series 2 Class C Eighth Issuer Notes not being assigned a BBB rating by Fitch Ratings, a Baa2 rating by Moody's and a BBB rating by Standard and Poor's.

      (e)   Legal Agreements

            Prior to closing on the Closing Date ANPLC will not amend the terms of any of the already executed Legal Agreements to which it is a party, nor execute any of the other Legal Agreements other than in the agreed form, without the consent of the Lead Managers (such consent not to be unreasonably withheld or delayed).

9.    CONDITIONS PRECEDENT

      The obligation of the Underwriters under this Agreement to subscribe for the Eighth Issuer Notes is subject to the following conditions precedent:

      (a)   The Registration Statement

            (i) If the Registration Statement has not become effective prior to the Execution Time, unless the Lead Managers agree in writing to a later time, the Registration Statement will become effective not later than (A) 6:00 p.m. New York City time on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 p.m. New York City time on such date, or (B) 9:30 a.m. New York City time on the next business day in New York following the day on which the public offering price was determined, if such determination occurred after 3:00 p.m. New York City time on such date.

            (ii) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Prospectus, and any such supplement, will be filed in the manner and within the time period required by Rule 424(b).

            (iii) No stop order suspending the effectiveness of the Registration
                  Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

      (b)   Execution of Legal Agreements and the Global Eighth Issuer Notes

            The execution and delivery by all parties thereto of the Legal Agreements and the Global Eighth Issuer Notes representing each class of the Eighth Issuer Notes on or prior to the Closing Date.

      (c)   Admission to Listing and Trading

            The UK Listing Authority having agreed to admit the Eighth Issuer Notes and the Reg S Eighth Issuer Notes to the official list of the UK Listing Authority and the Stock Exchange having agreed to admission of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes to trading, in each case on or prior to the Closing Date.

      (d)   Legal Opinions

            On or prior to the Closing Date, there having been delivered to the Eighth Issuer, the Underwriters, the Note Trustee, the Eighth Issuer Security Trustee and the Security Trustee copies of opinions and disclosure letters, in form and substance satisfactory to the Lead Managers, the Note Trustee, the Eighth Issuer Security Trustee, the Security Trustee and the Rating Agencies, dated the Closing Date, of:

            (i) Slaughter and May, legal advisers to the Eighth Issuer as to English law, addressed to the Eighth Issuer and the Underwriters, substantially to the effect set forth in Annex A hereto;

            (ii) Cleary, Gottlieb, Steen & Hamilton, legal advisers to the Eighth Issuer as to US law, addressed to the Eighth Issuer and the Underwriters, substantially to the effect set forth in Annex B hereto;

            (iii) Allen & Overy,  legal advisers to the  Underwriters,  the Note
                  Trustee, the Eighth Issuer Security Trustee and the Security Trustee, addressed to the Underwriters, the Note Trustee, the Eighth Issuer Security Trustee and the Security Trustee, substantially to the effect set forth in Annex C hereto;

            (iv) Tods Murray WS, legal advisers to the Underwriters, the Note Trustee, the Eighth Issuer Security Trustee, the Security Trustee, the Eighth Issuer and ANPLC as to Scots law, addressed to the Underwriters, the Note Trustee, the Eighth
                  Issuer Security Trustee, the Security Trustee, the Eighth Issuer and ANPLC, substantially to the effect set forth in Annex E hereto; and

            (v) In-house legal counsel of each Eighth Issuer Swap Provider, addressed to the Eighth Issuer, the Eighth Issuer Security Trustee, the Security Trustee and the Lead Managers.

      (e)   Auditors' Letters

            On the date of this Agreement and (in the event that a new portfolio of Loans and their Related Security is transferred to the Mortgages Trustee, or as reasonably requested by the Lead Managers) on the Closing Date, there having been addressed and delivered to the Underwriters letters, in form and substance satisfactory to the Lead Managers, dated the date of this Agreement and the Closing Date, respectively, from Deloitte & Touche LLP, the independent auditors of the Eighth Issuer and Funding.

      (f)   Certified Constitutional Documents

            On or prior to the Closing Date, there having been delivered to the Lead Managers on behalf of the Underwriters a copy, certified by a duly authorised director of, as applicable, the Eighth Issuer, Funding and the Mortgages Trustee, of: (i) the Memorandum and Articles of Association of each of the Eighth Issuer, Funding and the Mortgages Trustee; (ii) the resolution of the Board of Directors of each of the Eighth Issuer, Funding and the Mortgages Trustee authorising the execution of this Agreement and the other Legal Agreements and the entry into and performance of the transactions contemplated thereby, and (iii) in respect of the Eighth Issuer, the issue of the Eighth Issuer Notes and the Reg S Eighth Issuer Notes and the entry into and performance of the transactions contemplated thereby.

      (g)   Compliance

            At the Closing Date: (i) the representations and warranties of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC in this Agreement being true, accurate and correct at, and as if made on, the Closing Date and the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC having performed all of their obligations in the Legal Agreements to be performed on or before the Closing Date, and
            (ii) there having been delivered to the Underwriters a certificate to that effect signed by a duly authorised officer of, as applicable, the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC, dated the Closing Date and confirming that, since the date of this Agreement, there has been no adverse change, nor any development involving a prospective adverse change, in or affecting the operations, properties, financial condition or prospects of the Eighth Issuer, Funding, the Mortgages Trustee or ANPLC which is material in the context of the issue of the Eighth Issuer Notes or the Reg S Eighth Issuer Notes.

      (h)   Circumstances for Termination

            On or prior to the Closing Date, in the opinion of the Lead Managers, none of the circumstances described in Clause 14.1(c), 14.1(d), 14.1(f) or 14.1(g) having arisen.

      (i)   Ratings

            Receipt of notification from Fitch Ratings, Moody's and Standard & Poor's that the ratings for the Eighth Issuer Notes and the Reg S Eighth Issuer Notes described in the Prospectus have been assigned either without conditions or subject only to the execution and delivery on or before the Closing Date of the Legal Agreements and legal opinions in all material respects in the form in which they shall then have been executed and delivered on or prior to the Closing Date, there not having been a public announcement from any of the above rating agencies that such agency has revised downwards or withdrawn or placed on review or "credit watch" with negative implications or with implications of a possible change that does not indicate the direction of such possible change (or other similar publication of formal review by the relevant rating agency) any existing credit rating assigned to the Eighth Issuer Notes and the Reg S Eighth Issuer Notes or the long term debt of ANPLC.

      (j)   Reg S Eighth Issuer Notes Subscription Agreement

            The Reg S Eighth Issuer Notes Subscription Agreement having been entered into.

      (k)   Other Issues

            The Reg S Eighth Issuer Notes having been or being issued and subscribed and paid for pursuant to the Reg S Eighth Issuer Notes Subscription Agreement prior to or contemporaneously with the issue, subscription and payment for the Eighth Issuer Notes hereunder.

      (l)   Material Adverse Event

            There not having been between the date of this Agreement and the Closing Date any change or any development or event reasonably likely to involve a prospective change which would, in the judgment of the Lead Managers, be materially adverse to the financial or trading condition of the Eighth Issuer, Funding, the Mortgages Trustee or ANPLC from that set forth in the Prospectus, or rendering untrue and incorrect any of the representations and warranties contained in Clauses 5, 6 and 7 as though the said representations and warranties had been given on the Closing Date with reference to the facts and circumstances prevailing at that date nor the failure of the Eighth Issuer, Funding, the Mortgages Trustee or ANPLC to perform each and every covenant and obligation to be performed by it pursuant to the Legal Agreements, the Loans and the Related Security on or prior to the Closing Date.

      (m)   Solvency Certificates

            (i) The Eighth Issuer having furnished or caused to be furnished to the Underwriters at the Closing Date a solvency certificate, dated the Closing Date, of a duly authorised director of the Eighth Issuer in the agreed form.

            (ii) Funding having furnished or caused to be furnished to the Eighth Issuer and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorised director of Funding in the agreed form.

            (iii) ANPLC  having  furnished  or caused to be furnished to Funding and the Security Trustee a solvency certificate, dated the Closing Date, of a duly authorised officer of ANPLC in the agreed form.

      (n)   Mortgage Sale Agreement

            All of the steps required by Clause 4 of the Mortgage Sale Agreement for the purposes of the purchase of a New Portfolio (as defined therein) by the Mortgages Trustee from ANPLC on the Closing Date and related rights to be acquired from ANPLC pursuant thereto having been taken.

      (o)   Certificate of Note Trustee

            The Note Trustee having furnished to the Underwriters a certificate stating that that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Note Trustee did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading.

      Prior to the Closing Date, there shall be furnished to the Lead Managers such further information, certificates and documents as the Lead Managers may reasonably request.

      If any of the conditions specified in this Clause 9 have not been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be reasonably satisfactory in all material respects in form and substance to the Lead Managers, this Agreement and all obligations of the Underwriters hereunder may be cancelled at, or at any time prior to, the Closing Date by the Lead Managers. Notice of such cancellation shall be given to the Eighth Issuer in writing or by telephone or facsimile confirmed in writing.

      The  Lead  Managers,  on  behalf  of  the  Underwriters,   may,  at  their
      discretion, waive compliance with the whole or any part of this Clause 9.

10.   CLOSING

10.1  Issue of Eighth Issuer Notes

      Not later than 4:00 p.m. (London time) on the Closing Date, the Eighth Issuer will issue and deliver (a) to the Underwriters, or to their order, a Global Eighth Issuer Note for each of the Series 1 Class A Eighth Issuer Notes, the Series 2 Class A Eighth Issuer Notes and the Series 4 Class A2 Eighth Issuer Notes, and (b) to the Class B/C Underwriters, or to their order, a Global Eighth Issuer Note for each of the Series 1 Class B Eighth Issuer Notes, the Series 1 Class C Eighth Issuer Notes, the Series 2 Class B Eighth Issuer Notes and the Series 2 Class C Eighth Issuer Notes.

10.2  Payment

      Against such delivery o on behalf of the Underwriters will pay to the Eighth Issuer the gross subscription moneys for the Eighth Issuer Notes (being the Issue Price). Such payment shall be made by o in respect of the Eighth Issuer Notes in Dollars in immediately available funds to the account of the Eighth Issuer, Citibank, N.A., New York, ABA. 021000089, SWIFT CODE CITIUS33 account of Citibank, N.A., London, sort code 18-50-04, IBAN No. GB04 CITI 1850 0810 1437 23 reference for account 0010143723 Holmes Financing (No. 8) PLC.

      Such payment shall be evidenced by a confirmation by o that it has so made that payment to the Eighth Issuer.

10.3  Gross Subscription Moneys

      The Eighth Issuer undertakes that on the Closing Date it will apply the gross subscription moneys for the Eighth Issuer Notes and the gross subscription moneys for the Reg S Eighth Issuer Notes (net of underwriting commissions and various out-of-pocket expenses) converted under the relevant Eighth Issuer Swap Agreement, forthwith in making a loan to Funding pursuant to the terms of the Eighth Issuer Intercompany Loan Agreement. Funding undertakes that it will apply the proceeds of the Eighth Issuer Intercompany Loan to make payment to ANPLC or at ANPLC's direction of the purchase price of an addition to Funding's already existing share of the portfolio and related rights pursuant to the Mortgage Sale Agreement.

11.   COMMISSIONS

11.1 In consideration of the obligations undertaken herein by the Underwriters, the Eighth Issuer agrees to pay to the Lead Managers a selling commission (the Selling Commission) of oper cent. of the aggregate principal amount of the Series 1 Class A Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 1 Class B Eighth Issuer Notes, of
      o per cent. of the aggregate principal amount of the Series 1 Class C Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class A Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class B Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class C Eighth Issuer Notes and of o per cent. of the aggregate principal amount of the Series 4 Class A2 Eighth Issuer Notes and a combined management and underwriting commission (the Management and Underwriting Commission) of o per cent. of the aggregate principal amount of the Series 1 Class A Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 1 Class B Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 1 Class C Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class A Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class B Eighth Issuer Notes, of o per cent. of the aggregate principal amount of the Series 2 Class C Eighth Issuer Notes and of o per cent. of the aggregate principal amount of the Series 4 Class A2 Eighth Issuer Notes.

11.2 The Eighth Issuer undertakes that on the Closing Date it will pay to the Lead Managers the aggregate Selling Commission and aggregate Management and Underwriting Commission calculated in accordance with Clause 11.1, in sterling, in immediately available funds to o (SWIFT: o) sort code o, account number o for account of o (SWIFT: o) for further credit to o (SWIFT: o), account number o reference Holmes Financing (No. 8) PLC.

12.   EXPENSES

12.1  General Expenses

      The Eighth Issuer covenants to pay or cause to be paid the following (together with (i) in respect of taxable supplies made to the Eighth Issuer, any amount in respect of value added tax or similar tax payable in respect thereof against production of a valid tax invoice and (ii) in respect of taxable supplies made to a person other than the Eighth Issuer, any amount in respect of Irrecoverable VAT or similar tax payable in respect thereof against production of a valid tax invoice): (a) the fees, disbursements and expenses of the Eighth Issuer's legal advisers and accountants and all other expenses of the Eighth Issuer in connection with the issue (including, without limitation, any filing fees payable to the Commission in connection with the registration of the Eighth Issuer Notes under the Securities Act and any fees payable in connection with the qualification of the Eighth Issuer Notes for offering and sale pursuant to any NASD regulatory provisions or under any applicable United States state securities, Blue Sky or similar laws) and listing of the Eighth Issuer Notes (including, without limitation, any advertisements required in connection therewith), the preparation and delivery of each class of the Eighth Issuer Notes in global form and (if required) definitive form, the costs of the initial delivery and distribution of the Eighth Issuer Notes (including, without limitation, transportation, packaging and insurance) and the initial fees and expenses of The Depository Trust Company, Euroclear and Clearstream, Luxembourg in relation to the Eighth Issuer Notes (excluding any such fees and expenses arising as a result of any transfer of the Eighth Issuer Notes), the preparation and printing of the Prospectus (in proof, preliminary and final form) and any amendments and supplements thereto and the mailing and delivery of copies of this Agreement to the Underwriters;
      (b) the cost of printing or reproducing the Legal Agreements and any other documents prepared in connection with the offering, issue and initial delivery of the Eighth Issuer Notes; (c) the fees and expenses of the Note Trustee, the Security Trustee and the Eighth Issuer Security Trustee (including fees and expenses of legal advisers to the Note Trustee, the Security Trustee and the Eighth Issuer Security Trustee), the Principal Paying Agent, the US Paying Agent, the Registrar, the Transfer Agent and the Agent Bank in connection with the preparation and execution of the Legal Agreements and any other relevant documents and the issue of the Eighth Issuer Notes and compliance with the Conditions of the Eighth Issuer Notes; (d) the fees and expenses incurred or payable in connection with obtaining a rating for the Eighth Issuer Notes from Fitch Ratings, Moody's and Standard & Poor's and annual fees in connection with such rating or any other rating from such institution for the Eighth Issuer Notes; (e) the fees and expenses payable in connection with obtaining and maintaining the admission to trading of the Eighth Issuer Notes on the Stock Exchange; (f) out-of-pocket expenses (excluding legal expenses) incurred by the Lead Managers on behalf of the Underwriters in connection with the transactions contemplated hereby; (g) any roadshow expenses incurred by the Lead Managers on behalf of the Underwriters; and (h) any amount in respect of the fees and disbursements of the Underwriters' legal advisers in relation thereto.

12.2  Reimbursement

      The Eighth Issuer will reimburse the Underwriters for all amounts incurred by them in connection with the issue of the Eighth Issuer Notes which it has agreed to pay pursuant to Clause 12.1.

      For the avoidance of doubt, references to costs and expenses in this Agreement shall be deemed to include, in addition, references to any Irrecoverable VAT payable in respect of such costs and expenses.

13.   INDEMNIFICATION

13.1  Eighth Issuer, Funding, Mortgages Trustee and ANPLC Indemnity

      Each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC agrees to indemnify and hold harmless each Underwriter (including, for the purposes of this Clause 13.1, the directors, officers, employees and agents of each Underwriter) and each person who controls such Underwriter within the meaning of either the Securities Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject, including without limitation any such losses, claims, damages or liabilities arising under the Securities Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Eighth Issuer Notes as originally filed or in any amendment thereto, or in any Registration Statement, any preliminary prospectus or the Prospectus, or in any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other reasonable expenses incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission (a) made in the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC by or on behalf of any Underwriter through the Lead Managers specifically for inclusion therein or (b) contained in that part of the Registration Statement constituting the Statement of Eligibility and Qualification under the Trust Indenture Act (Form T-1) of the Note Trustee; and provided further, that as to any preliminary prospectus or as to the Prospectus, this indemnity agreement shall not inure to the benefit of any Underwriter (or any person controlling such Underwriter) on account of any loss, claim, damage, liability or action arising from the sale of Notes to any person by that Underwriter if that Underwriter failed to send or give a copy of the Prospectus, as the same may be amended or supplemented (for the purposes of this Clause 13, the Final Prospectus), to that person within the time required by the Securities Act, and the untrue statement or alleged untrue statement of a material fact or omission or alleged omission to state a material fact in such preliminary prospectus or Prospectus was corrected in the Final Prospectus, unless such failure resulted from non-compliance by the Eighth Issuer, Funding, the Mortgages Trustee or ANPLC with Clause 8.1(c) hereof. For purposes of the final proviso to the immediately preceding sentence, the term Final Prospectus shall not be deemed to include the documents incorporated therein by reference, and no Underwriter shall be obligated to send or give any supplement or amendment to any document incorporated by reference in the Prospectus or in any Final Prospectus to any person other than a person to whom such Underwriter has delivered such incorporated documents in response to a written or oral request therefor. The Eighth Issuer, Funding, the Mortgages Trustee and ANPLC further agree to reimburse each Underwriter and each such controlling person for any legal and other expenses reasonably incurred by such Underwriter or controlling person in investigating or defending or preparing to defend against any such loss, claim, damage, liability or action, as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC may otherwise have to any Underwriter or any controlling person of any Underwriter.

      No Underwriter or controlling person of any Underwriter shall have any duty or obligation, whether as fiduciary for any Underwriter, controlling person or otherwise, to recover any such payment or to account to any other person for any amounts paid to it under this Clause 13.1.

13.2  Underwriters' Indemnity

      Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Eighth Issuer and ANPLC, each of their directors and each of their officers who signs the Registration Statement, and each person who controls the Eighth Issuer or ANPLC within the meaning of either the Securities Act or the Exchange Act, to the same extent as the foregoing indemnity from the Eighth Issuer to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Eighth Issuer or ANPLC by or on behalf of such Underwriter through the Lead Managers specifically for inclusion in the documents referred to in the foregoing indemnity. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. It is acknowledged that the statements set forth under the heading Underwriting that specify (a) the list of Underwriters and their respective participation in the sale of the Eighth Issuer Notes, (b) the sentences related to concessions and reallowances and (c) the paragraph related to short sales, stabilisation, short covering transactions and penalty bids in any preliminary prospectus and the Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in any preliminary prospectus, the Prospectus or the Registration Statement.

13.3  Proceedings

      Promptly after receipt by an indemnified party under this Clause 13 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Clause 13, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party
      (a) will not relieve it from liability under Clause 13.1 or 13.2 above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defences and (b) will not in any event relieve the indemnifying party from any obligation to any indemnified party other than the indemnification obligation provided in Clause 13.1 or 13.2 above. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defence thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defence of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defence thereof other than reasonable costs of investigation; provided that each Underwriter, the Underwriters as a group, or the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC, as the case may be, shall have the right to employ separate counsel to represent such Underwriter and its controlling persons, the Underwriters and their respective controlling persons or the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC and their respective controlling persons, as the case may be, who may be subject to liability arising out of any claim in respect of which indemnity may be sought by such indemnified parties under this Clause 13 if, in the reasonable judgment of any Underwriter, the Underwriters acting together, or the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC, as the case may be, it is advisable for such indemnified parties to be represented by separate counsel, and in that event the fees and expenses of such separate counsel (and local counsel) shall be paid by the indemnifying party. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defence of such action and approval by the indemnified party of counsel selected by the indemnifying party, the indemnifying party will not be liable to such indemnified party under this Clause 13 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defence thereof unless (i) the indemnified party shall have employed separate counsel in connection with the assertion of legal defences in accordance with the proviso to the preceding sentence (it being understood, however, that the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the indemnified parties under Clause 13.1 or 13.2 hereof),
      (ii) the indemnifying party shall not be liable for the expenses of more than one such separate counsel (and local counsel) representing the employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action or

      (iii) the indemnifying party has authorised the employment of counsel for the indemnified party at the expense of the indemnifying party; and except that, if Subparagraph (i) or (iii) is applicable, such liability shall be only in respect of the counsel referred to in such Subparagraph (i) or
      (iii). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, such consent not to be unreasonably withheld or delayed, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by this Clause 13, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (A) such settlement is entered into more than 60 days after receipt by such indemnifying party of such request and (B) such indemnifying party shall not have either reimbursed the indemnified party in accordance with such request or objected to such request in writing prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and in respect of which indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

13.4  Contribution

      In the event that the indemnity provided in Clause 13.1 or 13.2 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Eighth Issuer, ANPLC and the Underwriters severally agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively, Losses) to which the Eighth Issuer, ANPLC and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Eighth Issuer, ANPLC and the Underwriters from the offering of the Eighth Issuer Notes. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Eighth Issuer, ANPLC and the Underwriters severally shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Eighth Issuer, ANPLC and the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Eighth Issuer and ANPLC shall be deemed to be equal to the Issue Price (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total Selling Commission and the Management and Underwriting Commission, in each case as set forth in Clause 11.1. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information provided by the Eighth Issuer or ANPLC on the one hand or the Underwriters on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Eighth Issuer, ANPLC and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the foregoing, in no case shall an Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Eighth Issuer Notes) be responsible for any amount in excess of the Selling Commission or Management and Underwriting Commission applicable to the Eighth Issuer Notes purchased by such Underwriter hereunder. Notwithstanding the provisions of this Clause 13.4, no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities
      Act)
      shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Clause 13, each person who controls an Underwriter within the meaning of either the Securities Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Eighth Issuer or ANPLC within the meaning of either the Securities Act or the Exchange Act, each officer of the Eighth Issuer who shall have signed the Registration Statement and each director of the Eighth Issuer or ANPLC, shall have the same rights to contribution as the Eighth Issuer or ANPLC, as the case may be, subject in each case to the applicable terms and conditions of this Clause 13.4.

14.   TERMINATION

14.1  Lead Managers' Ability to Terminate

      Notwithstanding any other provision of this Agreement, the Lead Managers on behalf of the Underwriters may, by notice to the Eighth Issuer given at any time prior to payment of the gross subscription moneys for the Eighth Issuer Notes to the Eighth Issuer, terminate this Agreement in any of the following circumstances:

      (a) if there shall have come to the notice of the Underwriters any breach of, or any event rendering untrue or incorrect in any material respect, any of the warranties and representations contained in Clause 5 or 6 or 7 (or any deemed repetition thereof) or failure to perform any of the Eighth Issuer's or ANPLC's covenants or agreements in this Agreement; or

      (b) if any condition specified in Clause 9 has not been satisfied or waived by the Lead Managers on behalf of the Underwriters; or

      (c) if, in the opinion of the Lead Managers, circumstances shall be such as: (i) to prevent or to a material extent restrict payment for the Eighth Issuer Notes in the manner contemplated in this Agreement or
            (ii) to a material extent prevent or restrict settlement of transactions in the Eighth Issuer Notes in the market or otherwise; or

      (d) if, in the opinion of the Lead Managers, (i) there shall have been any change in national or international political, legal, tax or regulatory conditions or (ii) there shall have occurred any outbreak or escalation of hostilities or any change in financial markets or any calamity or emergency, either within or outside the United States, in each case that in the judgment of the Lead Managers is material and adverse and makes it impracticable or inadvisable to market the Eighth Issuer Notes on the terms and in the manner contemplated by this Agreement and the Prospectus; or

      (e) upon termination of the Reg S Eighth Issuer Notes Subscription Agreement; or

      (f) trading generally shall have been suspended or materially limited on or by any of the New York Stock Exchange or the over-the-counter market or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States or with respect to Clearstream or Euroclear systems in Europe; or

      (g) a general moratorium on commercial banking activities shall have been declared by US federal or New York State authorities.

14.2  Consequences of Termination

      Upon such notice being given this Agreement shall terminate and be of no further effect and no party hereto shall be under any liability to any other in respect of this Agreement except that (a) the Eighth Issuer shall remain liable under Clause 12 for the payment of the costs and expenses already incurred or incurred in consequence of such termination, (b) the indemnity agreement and contribution provisions set forth in Clause 13 shall survive and (c) the obligations of the Eighth Issuer and ANPLC that would have continued in accordance with Clause 15 had the arrangements for the underwriting and issue of the Eighth Issuer Notes been completed shall so continue.

15.   SURVIVAL OF REPRESENTATIONS AND OBLIGATIONS

15.1 The representations, warranties, agreements, undertakings and indemnities in this Agreement will continue in full force and effect notwithstanding completion of the arrangements for the subscription and issue of the Eighth Issuer Notes or any investigation made by or on behalf of any Underwriter or any controlling person or any of its representatives, directors, officers, agents or employees or any of them.

15.2 Save for their respective responsibilities to comply with Clauses 5(f), 5(t), 6(e), 6(q) and 7(d), neither the Eighth Issuer, Funding, the Mortgages Trustee nor ANPLC shall have any responsibility in respect of the legality of the Underwriters or other persons offering and selling the Eighth Issuer Notes in any jurisdiction or in respect of the Eighth Issuer Notes qualifying for sale in any jurisdiction.

16.   NOTICES

16.1 All communications pursuant to this Agreement will be in writing and will be delivered at or sent by facsimile transmission to the following addresses:

      (a)   if to the Eighth Issuer,

            Abbey National House
            2 Triton Square
            Regent's Place
            London NW1 3AN

            Attention: Company Secretary
            Facsimile: +44 (0)20 7756 5627

      (b)   if to ANPLC,

            c/o Abbey House (AAM 126)
            201 Grafton Gate East
            Milton Keynes MK9 1AN

            Attention: Securitisation Team, Consumer Risk
            Facsimile: +44 (0)19 0834 3019

            with a copy to:

            Attention: Company Secretary
            Facsimile: +44 (0)20 7756 5627

      (c)   if to the Underwriters,

            c/o Barclays Capital Inc.
            200 Park Avenue
            New York, NY 10166

            Attention: Syndicate Desk
            Facsimile: +1 212 412 7305

            With a copy to:

            Lehman Brothers Inc.
            745 Seventh Avenue
            New York, New York 10019-6801

            Attention: Head of Mortgage Securitization Group
            Facsimile: +1 212 758 2285

            UBS Securities LLC
            1285 Avenue of the Americas
            New York, New York 10019

            Attention: Head of Asset-Backed Securitization
            Facsimile: +1 212 713 7999

16.2 Any communication so sent by letter shall take effect at the time of actual delivery, and any communication so sent by facsimile transmission shall take effect upon acknowledgement of receipt by the recipient. Any communication to be delivered to any party under this Agreement which is to be sent by facsimile transmission will be written legal evidence.

17.   TIME

      Time shall be of the essence of this Agreement.

18.   GOVERNING LAW AND JURISDICTION

18.1  Governing Law

      This Agreement is governed by, and shall be construed in accordance with, the laws of the State of New York.

18.2  Jurisdiction

      Each of the parties hereto irrevocably agrees that, except as otherwise set forth in this Clause 18.2, any state or federal court sitting in the City of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any dispute arising out of or based upon this Agreement and, for such purposes, irrevocably submits to the jurisdiction of such courts. Each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC hereby appoints CT Corporation System at 111 Eighth Avenue, New York, NY 10011, or, if otherwise, its principal place of business in the City of New York from time to time, as its agent for service of process, and agrees that service of any process, summons, notice or document by hand delivery or registered mail upon such agent shall be effective service of process for any suit, action or proceeding brought in any such court. Each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC irrevocably and unconditionally waives any objection to the laying of venue of any such suit, action or proceeding brought in any such court and any claim that any such suit, action or proceeding has been brought in an inconvenient forum. Each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC agrees that a final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC and may be enforced in any other court to whose jurisdiction each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC is or may in the future be subject, by suit upon judgment. Each of the Eighth Issuer, Funding, the Mortgages Trustee and ANPLC further agrees that nothing herein shall affect the Underwriters' right to effect service of process in any other manner permitted by law or to bring a suit, action or proceeding (including a proceeding for enforcement of a judgment) in any other court or jurisdiction in accordance with applicable law.

19.   COUNTERPARTS

      This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

20.   AUTHORITY OF THE LEAD MANAGERS

      Any action by the Underwriters hereunder may be taken by the Lead Managers on behalf of the Underwriters, and any such action taken by the Lead Managers shall be binding upon the Underwriters.

IN WITNESS WHEREOF this Agreement has been entered on the date stated at the beginning.

                                   SIGNATORIES

HOLMES FINANCING (NO. 8) PLC

By:

Authorized Signatory

ABBEY NATIONAL PLC

By:

Authorized Signatory

HOLMES FUNDING LIMITED

By:

Authorized Signatory

HOLMES TRUSTEES LIMITED

By:

Authorized Signatory

BARCLAYS CAPITAL INC.
[For itself and on behalf of the
 several Underwriters listed
 in the Schedule hereto.]

By:

Authorized Signatory

LEHMAN BROTHERS INC.

[For itself and on behalf of the
 several Underwriters listed
 in the Schedule hereto.]

By:

Authorized Signatory

UBS SECURITIES LLC

[For itself and on behalf of the
 several Underwriters listed
 in the Schedule hereto.]

By:

Authorized Signatory

By:

Authorized Signatory

[o]
By:

Authorized Signatory

                                    SCHEDULE

---------------------------------------------------------------------------------------------------------------
Underwriters                  Principal Amount of        Principal Amount of        Principal Amount of
                              Series 1 Class A Eighth    Series 1 Class B Eighth    Series 1 Class C Eighth
                              Issuer Notes               Issuer Notes               Issuer Notes
---------------------------------------------------------------------------------------------------------------
Barclays Capital Inc.
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Inc.
---------------------------------------------------------------------------------------------------------------
UBS Securities LLC
---------------------------------------------------------------------------------------------------------------
Total                         US$1,850,000,000           US$62,900,000              US$107,300,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
Underwriters                  Principal Amount of        Principal Amount of        Principal Amount of
                              Series 2 Class A Eighth    Series 2 Class B Eighth    Series 2 Class C Eighth
                              Issuer Notes               Issuer Notes               Issuer Notes
---------------------------------------------------------------------------------------------------------------
Barclays Capital Inc.
---------------------------------------------------------------------------------------------------------------
Lehman Brothers Inc.
---------------------------------------------------------------------------------------------------------------
UBS Securities LLC
---------------------------------------------------------------------------------------------------------------
Total                         US$1,500,000,000           US$51,000,000              US$87,000,000
---------------------------------------------------------------------------------------------------------------

---------------------------------------------------------
Underwriters                  Principal Amount of
                              Series 4 Class A2 Eighth
                              Issuer Notes
---------------------------------------------------------
Barclays Capital Inc.
---------------------------------------------------------
Lehman Brothers Inc.
---------------------------------------------------------
UBS Securities LLC
---------------------------------------------------------
Total                         US$500,000,000
---------------------------------------------------------